SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. 3)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check appropriate box:
|X|  Preliminary Proxy Statement
                                                   |_| Confidential, for Use of
                                                       the Commission Only (as
                                                       permitted by Rule
                                                       14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material under Rule 14a-12

                                  TRW INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                               Not Applicable
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

      REVISED PRELIMINARY COPY, SUBJECT TO COMPLETION, MARCH 27, 2002

                                 [TRW LOGO]

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               April 22, 2002

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of TRW Inc. ("TRW") will be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio on Monday, April 22, 2002, at 8:30 a.m. local time for the sole purpose of considering, pursuant to Section 1701.831 of the Ohio Revised Code, whether the acquisition (the "Control Share Acquisition") of shares of TRW capital stock by Northrop Grumman Corporation ("Northrop") pursuant to Northrop's Offer to Exchange, dated March 4, 2002 (the "Offer to Exchange"), should be authorized.

The Offer to Exchange would provide for each share of TRW common stock to be exchanged for that number of shares of Northrop common stock having a value equal to $47. The exact exchange ratio (the "Exchange Ratio") would be determined by dividing $47 by the average of the closing price of Northrop common stock for the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the Offer to Exchange, but in no event will the Exchange Ratio be greater than
0.4563 ($47/$103) or less than 0.4159 ($47/$113). Each outstanding share of
Cumulative Serial Preference II Stock, $4.40 Convertible Series 1, and Cumulative Serial Preference II Stock, $4.50 Convertible Series 3, would be exchanged for that number of shares of Northrop common stock having a value equal to the Exchange Ratio multiplied by the effective conversion rate for such series of stock.

THE BOARD OF DIRECTORS OF TRW HAS DETERMINED THAT THE TERMS OF THE OFFER TO EXCHANGE ARE FINANCIALLY INADEQUATE AND NOT IN THE BEST INTERESTS OF TRW SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT TRW SHAREHOLDERS VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

Holders of record of TRW voting shares as of the close of business on March 28, 2002 (the "Record Date"), will be entitled to notice of, and to vote at, the Special Meeting. Authorization of the Control Share Acquisition at the Special Meeting requires the affirmative vote of (1) the holders of a majority of the voting power in the election of TRW directors represented at the Special Meeting in person or by proxy, and (2) the holders of a majority of the voting power in the election of TRW directors represented at the Special Meeting in person or by proxy, excluding any shares which are "interested shares" as defined in the Ohio Revised Code. Under the Ohio Revised Code, "Interested Shares" with respect to TRW voting shares include, among other things, shares held by Northrop, by any officer of TRW elected or appointed by TRW's Board of Directors, or by any employee of TRW who is a director of TRW, and shares acquired between the date of the public disclosure of the proposed acquisition on February 22, 2002 and March 28, 2002 (the Record Date) if the aggregate purchase price of such TRW voting shares exceeds $250,000.

The Proxy Statement contains information relating to the Special Meeting. The Proxy Statement provides you with a summary of the sections of the Ohio Revised Code relating to shareholder approval of the Control Share Acquisition, as well as additional information about the parties involved. Northrop's Acquiring Person Statement, dated March 4, 2002, is attached as Exhibit A to the Proxy Statement.



                                                     William B. Lawrence
                                                     Secretary

March [ __ ], 2002

To assure your representation at the Special Meeting, please complete, sign, date, and promptly return the enclosed GOLD proxy card in the envelope provided for that purpose, whether or not you expect to be present at the Special Meeting. As explained in the attached Proxy Statement, TRW shareholders should also complete the certification set forth on the GOLD proxy card. TRW shares represented by a proxy card without a completed certification will be presumed to be Interested Shares (as defined in the attached Proxy Statement) that are ineligible to vote in connection with the Second Majority Approval as described in the attached Proxy Statement. If you attend the Special Meeting and are a record holder or hold your shares in "street" name and have a "legal proxy" from your bank, broker or other nominee, you may vote your shares in person.

      REVISED PRELIMINARY COPY, SUBJECT TO COMPLETION, MARCH 27, 2002

                                                                  [TRW Logo]

                              PROXY STATEMENT
                                     of
                                  TRW INC.
                  For the Special Meeting of Shareholders
              Under Section 1701.831 of the Ohio Revised Code

                        To Be Held on April 22, 2002


This Proxy Statement is being furnished by TRW Inc., a corporation organized and existing under the laws of Ohio (the "Company" or "TRW"), in connection with the solicitation by the Company of proxies for the purposes described in this Proxy Statement at the Special Meeting of Shareholders to be held on April 22, 2002, and at any and all adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the accompanying GOLD proxy card are first being sent or given to the Company's shareholders on or about March [___], 2002.

The Special Meeting will be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on Monday, April 22, 2002, at 8:30 a.m. local time. The Board of Directors has fixed the close of business on March 28, 2002 as the record date for determining shareholders entitled to notice of and to vote at the meeting (the "Record Date").

Purpose of Special Meeting

The sole purpose of the Special Meeting is to consider and vote on whether to authorize, pursuant to the Control Share Acquisition Statute (the "Control Share Acquisition Statute") set forth in Section 1701.831 of the Ohio Revised Code, the acquisition (the "Control Share Acquisition") of all outstanding shares of TRW Common Stock, $0.625 par value per share ("Common Shares"), and shares of TRW's Cumulative Serial Preference Stock II, $4.40 Convertible Series 1 (the "Series 1 Shares"), and Cumulative Serial Preference Stock II, $4.50 Convertible Series 3 (the "Series 3 Shares"), by Northrop Grumman Corporation, a Delaware corporation ("Northrop"), pursuant to Northrop's offer to exchange dated March 4, 2002 (the "Offer to Exchange").

As more fully described below in the section entitled "Ohio Control Share Acquisition Statute" TRW shareholder authorization must be obtained before Northrop may acquire TRW shares that would entitle it directly or indirectly to control 20% or more of the voting power of TRW in the election of its directors.

-------------------------------------------------------------------------------
                                 IMPORTANT
       Any TRW shares subject to proxies that are returned without a certification specifying that such TRW Shares are not "Interested Shares"
      will be presumed to be "Interested Shares". See "Certain Voting
                    Procedures at the Special Meeting".
-------------------------------------------------------------------------------

Pursuant to the Offer to Exchange, each Common Share would be exchanged for that number of shares of common stock of Northrop having a value equal to $47 provided that the average market price of Northrop's common stock (as described below) is between $103 and $113 per share. The exact exchange ratio (the "Exchange Ratio") would be determined by dividing the average of the closing price of Northrop common stock for the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the offer, but in no event would the Exchange Ratio be more than 0.4563 ($47/$103) or less than 0.4159 ($47/$113). Each outstanding
Series 1 Share and Series 3 Share would be exchanged for that number of shares of Northrop common stock having a value equal to the Exchange Ratio multiplied by the effective conversion rate for the Series 1 Shares or Series 3 Shares.

On March 25, 2002, the conversion rate for the Series 1 Shares was 8.8 Common Shares for each Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares for each Series 3 Share.

The proposed acquisition is described further in Northrop's Acquiring Person Statement dated March 4, 2002, which is attached as Exhibit A to this Proxy Statement.

YOUR BOARD OF DIRECTORS BELIEVES THAT THE CONSIDERATION OFFERED IN THE OFFER TO EXCHANGE IS FINANCIALLY INADEQUATE AND IS NOT CONSISTENT WITH ITS OBJECTIVE OF ENHANCING SHAREHOLDER VALUE. ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS DISAPPROVE THE CONTROL SHARE ACQUISITION, REJECT THE OFFER TO EXCHANGE, NOT EXCHANGE THEIR SHARES PURSUANT TO THE OFFER TO EXCHANGE AND VOTE AGAINST THE CONTROL SHARE ACQUISITION.

The date of this Proxy Statement is March [__], 2002. This Proxy Statement and the accompanying GOLD proxy card are first being sent or given to TRW shareholders on or about March [__], 2002.

IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED A BLUE PROXY CARD TO NORTHROP, YOU HAVE EVERY RIGHT TO CHANGE YOUR MIND. WHETHER OR NOT YOU SIGNED THE BLUE PROXY CARD, THE TRW BOARD OF DIRECTORS URGES YOU TO REJECT THE PROPOSAL AUTHORIZING THE CONTROL SHARE ACQUISITION BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. REGARDLESS OF THE NUMBER OF TRW SHARES YOU OWN, YOUR PROXY IS IMPORTANT. PLEASE ACT TODAY.

IF YOUR TRW SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, WE URGE YOU TO SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM, INCLUDING THE CERTIFICATION OF ELIGIBILITY, PROVIDED BY THEM AND TO VOTE YOUR TRW SHARES AGAINST THE PROPOSAL.

If you are a registered shareholder you may obtain updated TRW share ownership information, to help enable you, among other things, to indicate the number of non-Interested Shares that you own on the certification of eligibility by calling National City Bank, the Company's transfer agent, at 800-622-6757. If you are a shareholder who owns TRW shares through a bank, broker or nominee, you may be able to obtain share information by contacting your bank, broker or the person responsible for your account.

If you have any questions concerning the Company's solicitation of GOLD proxy cards or need assistance in determining whether you are a holder of "Interested Shares" (as defined below) or in completing the certification of eligibility contained on the GOLD proxy card, please contact our proxy solicitor:

                 Georgeson Shareholder Communications Inc.
                              17 State Street
                                 10th Floor
                             New York, NY 10004
                     Phone (toll free): (866) 649-8030

VOTING AT THE SPECIAL MEETING

At the Special Meeting, TRW shareholders will be asked to approve a resolution authorizing the Control Share Acquisition.

Authorization for the Control Share Acquisition requires:

         o the affirmative vote of the holders of a majority of the portion of the voting power in the election of TRW directors represented at the Special Meeting in person or by proxy (the "First Majority Approval"); and

         o the affirmative vote of the holders of a majority of the portion of the voting power in the election of TRW directors, excluding the voting power of "Interested Shares" as defined below in the section entitled "Ohio Control Share Acquisition Statute" represented at the Special Meeting in person or by proxy (the "Second Majority Approval").

The TRW Board of Directors has authorized, and the Company will institute, procedures and presumptions to implement the legislative mandate to exclude the voting power of Interested Shares, including a requirement that each shareholder certify to the Company the number of such shareholder's TRW shares being voted that are eligible to vote in respect of the Second Majority Approval. These procedures and presumptions are set forth in Exhibit C to this Proxy Statement. In the event that some but not all of such shareholder's TRW shares are Interested Shares, the shareholder should indicate the number of such shareholder's TRW shares being voted that are eligible to vote in respect of the Second Majority Approval. It is the Company's position that all TRW shares that are voted without a certification will be presumed to be Interested Shares and therefore ineligible to vote in respect of the Second Majority Approval.

If the Control Share Acquisition is not authorized by both of the majority votes required, Northrop may not proceed further with the Control Share Acquisition. If both the required majorities authorize the acquisition under the Control Share Acquisition Statute, Northrop would not be prohibited by the Ohio Control Share Acquisition Statute from completing the acquisition. However, authorization of the Control Share Acquisition for purposes of the Ohio Control Share Acquisition Statute would not require any shareholder to accept the Offer to Exchange.

A quorum will be deemed present at the Special Meeting if at least a majority of the voting power in the election of TRW directors is represented at the Special Meeting in person or by proxy. In accordance with Ohio law, the holders of a majority of the voting power in the election of TRW directors represented at the Special Meeting in person or by proxy, whether or not a quorum is present, may adjourn the Special Meeting from time to time, but not to a date later than April 23, 2002. Pursuant to Section 1701.831 of the Ohio Revised Code, unless Northrop agrees in writing to another date, the Special Meeting shall be held within fifty days after receipt by TRW of the acquiring person statement. Since the acquiring person statement was received by TRW on March 4, 2002, the Special Meeting must be held by April 23, 2002. The Company currently has no plans to request that Northrop agree to postpone or adjourn the Special Meeting past April 23, 2002 and the Company has not received any request from Northrop to postpone or adjourn this Special Meeting past April 23, 2002. In the event that the Special Meeting is not held because of the absence of a quorum, the Control Share Acquisition would not be authorized.

As of March 25, 2002, there were 126,741,385 TRW Common Shares issued and outstanding. As of March 25, 2002 there were 28,983 TRW Series 1 Shares and 53,834 TRW Series 3 Shares issued and outstanding. Each Common Share, Series 1 Share and Series 3 Share entitles the holder thereof to one vote per share on the proposal to authorize the acquisition of TRW shares pursuant to the Offer to Exchange (provided that, as described herein, Interested Shares will be excluded for purposes of determining the Second Majority Approval).

A vote to authorize the Control Share Acquisition will not obligate a TRW shareholder to tender TRW shares pursuant to the Offer to Exchange. Each shareholder of record on the Record Date will be entitled to vote at the Special Meeting, even if such shareholder has tendered its TRW shares pursuant to the Offer to Exchange or sold its TRW shares after the Record Date. As discussed above, the votes of holders of Interested Shares will not be taken into account in determining whether the Second Majority Approval has been obtained.

Whether or not a TRW shareholder plans to attend the Special Meeting, the TRW Board of Directors urges all TRW shareholders to vote AGAINST authorization of the Control Share Acquisition on the accompanying GOLD proxy card and certification and immediately mail it in the enclosed postage paid envelope. Each TRW shareholder may revoke its proxy at any time before it is voted at the Special Meeting by delivering a written notice of revocation or a later dated proxy for the Special Meeting to TRW Inc., c/o Georgeson Shareholder Communications Inc., 17 State Street, 10th Floor, New York, New York 10004.

Proxies for the Special Meeting may also be revoked by voting in person at the Special Meeting, although attendance at the Special Meeting will not in and of itself revoke a proxy. Unless revoked in the manner set forth above, GOLD proxies received by TRW in the accompanying form will be voted at the Special Meeting only in accordance with the written instructions set forth on the proxy card. In the absence of written instructions, GOLD proxies in the form accompanying this Proxy Statement will be voted AGAINST the Control Share Acquisition.

INFORMATION RELATING TO VOTING BY PARTICIPANTS IN THE COMPANY'S STOCK-BASED EMPLOYEE BENEFIT PLANS IS SET FORTH BELOW UNDER THE CAPTION "EMPLOYEE PLAN VOTING".

Any abstention from voting on a proxy which has not been revoked will be included in computing the number of TRW shares present for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as an "AGAINST" vote. When brokers do not receive voting instructions from a customer, they are permitted to, and generally do, exercise discretionary voting authority with respect to the customer's shares on "routine" matters being voted on at the meeting. If there are non-routine matters also being voted upon at the same meeting, the broker is not permitted to exercise discretionary voting authority on such matters, and the shares voted by the broker in its discretion on routine matters are considered broker non-votes with respect to the non-routine matters. The Control Share Acquisition proposal is a non-routine matter and the brokers may not exercise discretionary voting authority. Since there are no other matters expected to be voted upon at the Special Meeting, the Company does not believe there will be any broker non-votes. If, however, there are any broker non-votes, such broker non-votes will be included in the quorum and have the same effect as a vote "AGAINST" the proposal.

SHARES OUTSTANDING AND ELIGIBLE TO BE VOTED IN FIRST
MAJORITY APPROVAL AND SECOND MAJORITY APPROVAL

TRW shares are the only shares entitled to be voted at the Special Meeting. The TRW Common Shares, Series 1 Shares and Series 3 Shares are entitled to one vote per share and vote together as a single class. As of March 25, 2002, there were 126,741,385 Common Shares, 28,938 Series 1 Shares and 53,834 Series 3 Shares issued and outstanding, all of which are eligible to be voted in determining whether the Control Share Acquisition has been approved by the First Majority Approval required under the Ohio Control Share Acquisition Statute. On March 25, 2002, the conversion rate for the Series 1 Shares was 8.8 Common Shares for each Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares for each Series 3 Share.

The number of TRW shares eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval required under the Ohio Control Share Acquisition Statute, consisting of the voting power of all the outstanding TRW shares excluding the voting power of Interested Shares, will be determined as of the time of the Special Meeting in the manner described in this Proxy Statement. The categories of Interested Shares that will not be eligible to be voted in determining the Second Majority Approval are as follows:

1. TRW shares owned by Northrop. According to the Schedule TO filed by Northrop on March 4, 2002, Northrop owns in the aggregate four shares of TRW capital stock, which are, for this purpose, Interested Shares. As such, these TRW shares will not be eligible to be voted in determining the Second Majority Approval.

2. TRW shares owned by officers of the Company elected or appointed by its Board of Directors or owned by any employee of TRW who is also a director of TRW. As of March 11, 2002, these individuals own, in the aggregate, 267,713 TRW shares, which are, for this purpose, Interested Shares. TRW shares acquired for the benefit of non-employee directors with the deferred portion of non-employee director compensation are held in a rabbi trust and are voted by a committee of certain executive officers of the Company. As of March 11, 2002, there were 34,296 TRW shares held in this rabbi trust, which are, for this purpose, Interested Shares. As such, these TRW shares will not be eligible to be voted in determining the Second Majority Approval.

3. TRW shares owned by any person who acquired such TRW shares for valuable consideration during the period (such period being referred to herein as the "Restricted Period") beginning February 22, 2002, the date of the first public disclosure of the proposed acquisition, and ending on March 28, 2002, the Record Date, if (A) the aggregate consideration paid by such person for such TRW shares exceeds $250,000 or (B) the number of shares so acquired exceeds 0.5% of the TRW shares outstanding.

4. TRW shares owned by any such person that transfers TRW shares for valuable consideration after March 28, 2002 (the Record Date) as to such TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

For purpose of the foregoing, the term "owned" means shares as to which a person may exercise or direct the exercise of the voting power in the election of directors.

Shareholders who own, prior to the commencement of the Restricted Period, TRW shares that are not Interested Shares and who acquire TRW shares during the Restricted Period for an aggregate consideration in excess of $250,000 will be entitled to have their TRW shares acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility, as described above, is provided.

Under Ohio law, all TRW shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.

Furthermore, TRW shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of TRW shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For example, in the case of a person who buys $1,000,000 worth of TRW shares during the relevant period, then sells $800,000 worth of TRW shares during that period, all of such person's TRW shares acquired during that period and still owned as of the Record Date are Interested Shares.

The Ohio Control Share Acquisition Statute requires that TRW shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that TRW shares are entitled to be voted by more than one person all of such TRW shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

On or about March 15, 2002, Georgeson Shareholder Communications Inc. ("Georgeson") distributed a notification to banks and brokers advising them of the procedures (the "Bank and Broker Procedures") that would need to be followed in order to assure that TRW shares owned by their customers are eligible to be voted in the Second Majority Approval. TRW shareholders who hold their shares in "street" name are urged to contact their bank, broker or account executive for determining the procedures to be followed in completing your proxy card and related certification of eligibility.

Each investment advisor or other person who holds TRW shares for different beneficial owners, based on its own circumstances and arrangements with its clients, will need to make its own determination as to whether any of the TRW shares held in its accounts for the benefit of such beneficial owners are Interested Shares.

Under the Ohio Control Share Acquisition Statute, TRW shares owned by Directors who are not employees of the Company, and who do not fall into any other category described in subparagraph (1), (2), (3) or (4) immediately above, would not be Interested Shares. The Company's Directors (excluding Howard V. Knicely) owned an aggregate of 28,321 TRW shares as of March 11, 2002 and, to the best of TRW's knowledge, none of these TRW shares are Interested Shares. To the best of TRW's knowledge, these Directors intend to vote their TRW shares AGAINST approval of the Control Share Acquisition in determining the First Majority Approval and the Second Majority Approval.

All TRW shares as to which a signed certification of eligibility, as described above, has been provided on the proxy card or ballot relating to such TRW shares will be presumed by the Company to be eligible to be voted in determining whether the Control Share Acquisition is approved by the Second Majority Approval. This presumption may be rebutted if a shareholder signing the proxy card or ballot provides subsequent information indicating that some or all of the TRW shares represented by the original proxy card or ballot are, or have become, Interested Shares or a successful challenge is made to such certification on the basis of information available to the challenging party. It is the Company's position that TRW shares subject to a proxy card or ballot without a certification of eligibility completed by the shareholder shall be presumed to be Interested Shares and, therefore, not eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval.

NORTHROP HAS ADVISED THE COMPANY THAT ITS BLUE PROXY CARD WILL CONTAIN A CERTIFICATION OF ELIGIBILITY SIMILAR TO THE ONE CONTAINED IN TRW'S GOLD PROXY CARD. The same requirements that shareholders provide a certification of eligibility and the same presumptions that apply to TRW shares represented by TRW's GOLD proxy cards will apply to Northrop's blue proxy cards. The address and telephone number to be used if you have questions regarding the proxy card or related certification of eligibility are as follows: TRW Inc., c/o Georgeson Shareholder Communications Inc., 17 State Street, 10th Floor, New York, New York 10004, telephone 1-866-649-8030.

CERTAIN VOTING PROCEDURES AT THE SPECIAL MEETING

The TRW Board of Directors has authorized, and TRW will institute, procedures and presumptions to govern the conduct of the election as well as to implement the Ohio legislative mandate to exclude the voting power of Interested Shares from the determination of the Second Majority Approval. The material procedures and presumptions are described below and are qualified by reference to Exhibit C hereto which sets forth the procedures and presumptions authorized by the TRW Board with respect to the Special Meeting.

The required votes needed to pass the Control Share Acquisition proposal are both the First Majority Approval and the Second Majority Approval. All shareholders will be asked on the proxy card to certify whether or not they hold "Interested Shares" which are not eligible to be voted in the Second Majority Approval.

As described herein, each shareholder must certify to TRW on the GOLD proxy card the number of TRW shares being voted that are eligible to vote in respect of the Second Majority Approval. TRW shareholders who own both (i) shares that are not Interested Shares and (ii) shares that are Interested Shares because they were acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be able to certify the number of shares acquired prior to February 22, 2002 and therefore eligible to be voted in the Second Majority Approval. It is presumed that every share that is certified as eligible to vote in the Second Majority Approval is eligible to vote in the Second Majority Approval. It is presumed that every share that is not certified as eligible to vote in the Second Majority Approval, or every share as to which there is no certification of eligibility, is not eligible to vote in the Second Majority Approval.

UNDER PROCEDURES FOR THE SPECIAL MEETING ADOPTED BY TRW, ALL SHARES THAT ARE VOTED WITHOUT SUCH A CERTIFICATION, OR THAT ARE OWNED BY A SHAREHOLDER THAT HOLDS BOTH INTERESTED SHARES AND NON-INTERESTED SHARES BUT FAILS TO INDICATE HOW MANY SHARES ARE NOT INTERESTED SHARES, SHALL BE PRESUMED TO BE INELIGIBLE TO VOTE IN RESPECT OF THE SECOND MAJORITY APPROVAL.

Banks, brokerage houses, other institutions, nominees, and fiduciaries holding shares beneficially owned by other parties will be requested to include this certification on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such TRW shares. Northrop has advised the Company that its blue proxy card will contain a certification of eligibility similar to the one contained in TRW's GOLD proxy card. The same requirements that shareholders provide a certification of eligibility and the same presumptions that apply to TRW shares represented by TRW's GOLD proxy cards will apply to Northrop's blue proxy cards.

If you are a bank, broker or other nominee who holds TRW shares for a beneficial owner of the TRW shares, you should look through to the person who has the power "to exercise or direct the exercise of the vote" with respect to TRW shares at the Special Meeting in determining whether any such shares acquired during the Restricted Period are Interested Shares.

The TRW Board has appointed IVS Associates, Inc. as the inspector of election (the "Inspector of Election"). The Board may, if it deems it appropriate, appoint a presiding inspector to oversee the Inspector of Election. The Inspector of Election will among other things, determine whether a quorum is present, tabulate votes at the Special Meeting and resolve disputes, including disputes as to whether shares are "Interested Shares". TRW will submit, and Northrop may also submit, to the Inspector of Election information that may assist in identifying which TRW shares are Interested Shares for purposes of challenging any certification of eligibility or lack thereof made on a proxy card or ballot that TRW or Northrop, on the basis of such information, may believe to be incorrect or invalid. Under procedures approved by TRW's Board of Directors, such challenges are to be made on a timely basis prior to the certification of the vote at the Special Meeting. All such challenges will be resolved by the Inspector of Election. The Inspector of Election will be instructed to conduct its review and tabulation of proxies as expeditiously as possible.

All TRW shares as to which a signed certification of eligibility, as described above, has been provided on the proxy card or ballot relating to such TRW shares will be presumed by the Inspector of Election to be eligible to be voted in determining whether the Control Share Acquisition has obtained the Second Majority Approval.

If the Inspector of Election cannot definitively determine whether a quorum is present, the business of the Special Meeting will go forward, even though the final determination as to whether the quorum is present may not be completed for a number of days. In the absence of a quorum, a majority of the shares present at the Special Meeting may vote to adjourn the meeting to a date no later than April 23, 2002. If the quorum requirement is not met, the Control Share Acquisition shall not be considered to have been approved. No other business may be conducted at the Special Meeting.

In addition to the procedures and presumptions described above, the following customary presumptions, among others, will be applicable in connection with the Special Meeting: (i) proxies regular on their face are valid, (ii) undated but otherwise regular proxies are valid, (iii) ambiguities shall be resolved in favor of enfranchising shareholders and affirming the eligibility of their shares, (iv) signatures are valid, and that signatures on behalf of entities or made by mechanical device, are authorized, (v) in the case of shareholders who submit more than one proxy, the most recent one is valid, (vi) a legibly signed proxy is valid, notwithstanding discrepancies or incorrect information, (vii) a proxy is intended to vote all shares of the record owner, unless expressly stated to the contrary and (viii) nominees will comply with all applicable laws.

BACKGROUND

On February 19, 2002, the Company announced the resignation of David M. Cote, Chairman, President and Chief Executive Officer, following his acceptance of a position with Honeywell International Inc. As a result of Mr. Cote's unexpected departure, the Board of Directors of the Company established a Chief Executive Office to direct the Company while it sought a permanent successor. The Chief Executive Office includes Philip A. Odeen as Non-Executive Chairman; Timothy W. Hannemann, who represents the combined Aerospace and Information Systems businesses and continues to serve as President and Chief Executive Officer of TRW Space & Electronics; and John C. Plant, who continues as President and Chief Executive Officer of the Company's Automotive business. Mr. Odeen was also elected to the Board of Directors. Director Kenneth W. Freeman, chairman of the Compensation Committee, was appointed lead Director to interact on a regular basis with members of the Chief Executive Office and to lead the Board's search committee for a new Chief Executive Officer.

In a letter to the Company dated February 21, 2002, Northrop made an unsolicited proposal to the Company to provide all of the Company's shareholders with $47.00 in Northrop common stock for each Common Share to be received in a tax-free merger ("Northrop's Proposal"). Northrop requested a response to its proposal by February 27, 2002. Northrop also publicly disclosed its proposal on February 22, 2002. On February 22, 2002, the Company acknowledged receipt from Northrop of its unsolicited proposal. The Company stated that it would address the Northrop proposal in order to determine the appropriate course, which would serve the best interests of the Company's shareholders and other constituencies.

On February 22, 2002, the Board of Directors of the Company met with the Company's management and the Company's independent financial and legal advisors to discuss Northrop's unsolicited proposal. At the February 22, 2002 meeting, the TRW Board considered on a preliminary basis the terms of Northrop's Proposal and directed the Company's management and independent financial and legal advisors to analyze carefully Northrop's Proposal in the next several days.

On February 26, 2002, the Company advised Northrop that the Board would address the proposal promptly and in an orderly manner and would respond in a timely fashion, but not before the close of business on February 27, 2002.

On February 28, 2002, the Board of Directors of the Company met with the Company's management and the Company's independent financial and legal advisors to further assess Northrop's unsolicited proposal. The TRW Board reviewed, among other things, the proposal, strategic alternatives and business opportunities with its senior management and its independent financial and legal advisors. The main strategic alternatives and business opportunities reviewed were a standalone business alternative in which the Company would remain independent in its current configuration, an alternative in which the Company would reduce the amount of its indebtedness and separate its business units and an alternative in which the Company would be sold as a whole. The Board considered, among other matters, certain timing and tax implications associated with these alternatives. The Board noted that while there were timing differences among the alternatives, it did not consider the timing differences to have a significant impact on the Company's ability to enhance shareholder value. The Board considered that a separation of the Company's business units could be done in a tax-efficient manner. In addition, at the February 28, 2002 meeting, the TRW Board considered potential responses in summary form to Northrop's Proposal that the Company could make once the Board determined its recommendation regarding Northrop's Proposal.

On March 3, 2002, the Board of Directors of the Company met again to further consider, and to discuss, the response to the Northrop proposal. At the meeting, the TRW Board reviewed again the strategic alternatives and business opportunities considered at the February 28, 2002 meeting. In connection with this review, the TRW Board considered the risks associated with each alternative. With respect to the standalone business alternative, the risks associated with executing the Company's business plan included the risk of meeting or exceeding earnings expectations and general stock market risks. With respect to the alternative involving separation of the Company's business units, the risks considered included the ability to effect, and cost of effecting, a separation. With respect to the alternative in which the Company would be sold, the risks considered included risks associated with successfully negotiating an acquisition agreement, risks that the transaction would not close even if an acquisition agreement were signed and, if the consideration offered involved the Company's shareholders receiving stock of an acquiror, the risk that the value of such stock would decline. After careful consideration, including consultation with independent financial and legal advisors, the Board concluded that the Northrop proposal was financially inadequate. At the March 3, 2002 meeting, Goldman, Sachs & Co. ("Goldman Sachs") and Credit Suisse First Boston Corporation ("Credit Suisse First Boston" and together with Goldman Sachs, the "Financial Advisors"), the Company's independent financial advisors, discussed with the Board of Directors of the Company Northrop and the financial aspects of Northrop's unsolicited proposal. Goldman Sachs delivered its opinion in connection with Northrop's Proposal to the effect that, as of the date of the opinion, Northrop's Proposal was inadequate and Credit Suisse First Boston delivered its opinion in connection with Northrop's Proposal, to the effect that, as of the date of the opinion, Northrop's Proposal was inadequate to the TRW shareholders from a financial point of view. The TRW Board noted its belief that Northrop's Proposal grossly undervalued TRW's advanced portfolio of technology and market leadership positions in space, defense, information systems, commercial aerospace and automotive parts, and was not consistent with the Board's objective of enhancing shareholder value. In reaching its determination that Northrop's Proposal was not consistent with the Board's objective of enhancing shareholder value, the Board determined that the strategic alternatives and business opportunities involving a separation of the Company's business units that were considered by the TRW Board at the February 28, 2002 meeting were likely to produce greater value than Northrop's Proposal. The Board of Directors of the Company authorized the issuance of a press release and delivery of a letter to Northrop communicating its determination. Accordingly, on March 3, 2002, the Company issued a press release announcing the Board's unanimous rejection, of Northrop's February 21st proposal. In addition, the letter authorized by the Board of Directors was sent by Messrs. Odeen and Freeman to Mr. Kresa stating the Board's reasons for rejecting the proposal. A copy of the letter follows:

"March 3, 2002

Mr. Kent Kresa
Chairman of the Board and Chief Executive Officer
Northrop Grumman Corporation
1840 Century Park East
Los Angeles, CA 90067

Dear Mr. Kresa:

The board of directors of TRW has met to consider Northrop Grumman's February 21 proposal to acquire TRW for $47 per share in stock.

After careful consideration, including a thorough review of the proposal with our independent financial and legal advisors, the board has determined not to pursue discussions with regard to Northrop Grumman's proposal. Simply put, the board has unanimously concluded that Northrop Grumman's proposal is financially inadequate. We believe Northrop Grumman's proposal grossly undervalues TRW's businesses, including its premier franchise in the defense industry, does not adequately reflect the true value of our unique market position and business opportunities, and is not consistent with our objective of enhancing shareholder value.

In making this determination, and based on your letter, we have assumed that the $47 per share would be in fixed value and that the timing or closing of such transaction would not be conditioned in any way upon the separation of our automotive business. Accordingly, our board has determined that there is no reason to explore Northrop Grumman's proposal further.

The board views Northrop Grumman's proposal as an opportunistic attempt to acquire one of the industry's leading space and electronics and systems businesses at a time when TRW's stock price was temporarily depressed after the sudden departure of David Cote, our former chairman, president and chief executive officer. In addition, as of March 1, 2002, TRW's stock price closed at $50.05 per share, over $3 per share higher than Northrop Grumman's proposal.

TRW is positioned for future technology-driven growth. Our space and defense businesses are in the "sweet spot" of growth in national defense and homeland security. Our aeronautical business is a global leader in control systems and product support and is well positioned for growth as the commercial aerospace sector continues to rebound. Our global automotive business is a market and technology leader in our product segments and is generating strong cash flow, even at the bottom of the automotive cycle. We have been driving cost reductions and productivity improvements, while creating a customer-focused, performance-driven culture. Over the past three years, we have reduced net debt by $3.9 billion. In 2001, we exceeded earnings expectations for each quarter and are on track to meet 2002 expectations.

We are confident in TRW's ability to continue to take the steps necessary to fully realize the value of our franchise. Toward this end, the board's executive search committee, comprised of outside directors, has selected a prominent executive search firm and is actively engaged in a search for a new chief executive officer. As you know, TRW has an experienced senior management team and an outstanding employee base. We are 94,000 strong worldwide and our employees are highly committed to the company and their customers in the aerospace, systems and automotive businesses. With our unparalleled technologies and market leading positions, we are confident that great things can continue to be expected from TRW.

Sincerely,

/s/ Philip A. Odeen        /s/ Kenneth W. Freeman
Philip A. Odeen            Kenneth W. Freeman
Chairman                   Lead Director"

On March 3, 2002, Northrop issued a press release announcing the commencement of an exchange offer for TRW's capital stock.

On March 4, 2002, the Company issued a press release acknowledging Northrop's unsolicited exchange offer. The Company stated that its Board of Directors would review the exchange offer in order to determine the appropriate course which would serve the best interests of TRW's shareholders. The press release urged shareholders to take no action at that time, and await the recommendation of the TRW Board.

On March 4, 2002, Northrop commenced an exchange offer for all outstanding Common Shares, Series 1 Shares and Series 3 Shares. Pursuant to the Northrop offer, each Common Share would be exchanged for a number of shares of common stock of Northrop equal to $47 provided that the average market price of Northrop's Common Stock (as described below) is between $103 and $113 per share. The exact exchange ratio would be determined by dividing $47 by the average of the closing price of Northrop common stock for the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the offer, but in no event would the number of shares of Northrop common stock exchanged be more than 0.4563 ($47/$103) or less than 0.4159 ($47/$113). Each of the Series 1 Shares and the Series 3 Shares would be exchanged for a number of Northrop common stock equal to the exchange ratio described above multiplied by the effective conversion rate for the shares of Series 1 Stock and Series 3 Stock.

On March 4, 2002, Northrop's delivered an acquiring person statement requesting the calling of the Special Meeting, a copy of which is attached as Exhibit A.

On March 8, 2002, the Board of Directors of the Company met with the Company's management and the Company's independent legal and financial advisors primarily to discuss, among other matters, the commencement of Northrop's exchange offer and Northrop's preliminary proxy statement to permit the acquisition of the TRW shares in accordance with the Ohio Revised Code. At the March 8, 2002 meeting, the TRW Board considered the timing associated with the preliminary proxy statement filed by Northrop.

On March 12, 2002, the Board of Directors of the Company held a special meeting at which it again reviewed the Offer to Exchange with senior management and the Company's independent legal and financial advisors. At the meeting, the TRW Board again considered the strategic alternatives and business opportunities, including the standalone business alternative in which the Company would remain independent in its current configuration, the alternative in which the Company's business units would be separated and the alternative in which the Company would be sold as a whole. In particular, the Board determined that it believed that the alternative in which the Company's business units would be separated would deliver greater value to the Company's shareholders than the Offer to Exchange. In addition, the Company's independent financial advisors discussed their financial analyses of the Offer to Exchange. Each of the financial advisors delivered an opinion to the effect that, as of the date of such opinions, the Offer to Exchange is inadequate to the holders of Common Shares from a financial point of view. After discussion with the Company's senior management and its independent legal and financial advisors, the Board unanimously determined, among other things, that the Offer to Exchange grossly undervalues TRW's businesses, including its premier franchise in the defense industry, does not adequately reflect the true value of TRW's unique market position and business opportunities, and is not consistent with the TRW Board's objective of enhancing shareholder value. The TRW Board authorized, among other things, the issuance of a press release and the filing of a recommendation statement with the Securities and Exchange Commission. Accordingly, on March 13, 2002, the Company issued a press release announcing the TRW Board's unanimous rejection of Northrop's proposal.

On March 18, 2002, Northrop filed a preliminary proxy statement in connection with the Annual Meeting of TRW Shareholders (the "Annual Meeting"). The Northrop preliminary proxy statement stated that Northrop intended to propose two shareholder resolutions (the "Northrop Shareholder Proposals") at the Annual Meeting. The first resolution relates to TRW's Board of Directors response to Northrop's Offer to Exchange. The second resolution relates to shareholder decisions and actions regarding Northrop's Offer to Exchange.

On March 22, 2002, the TRW Board of Directors held a special meeting at which it considered with senior management and the Company's independent legal and financial advisors the Northrop Shareholder Proposals. After discussion with the Company's management and its independent legal and financial advisors, the TRW Board unanimously determined the Northrop Shareholder Proposals are not consistent with the TRW Board's objective of enhancing shareholder value and are not in the best interests of TRW's shareholders. TRW plans to mail to its shareholders a supplement to its proxy statement for the Annual Meeting that will set forth the recommendation of the TRW Board that the Company's shareholders vote AGAINST the Northrop Shareholder Proposals and the reasons for such recommendation.

RECOMMENDATION BY TRW'S BOARD OF DIRECTORS

After careful consideration, including a thorough review of the Offer to Exchange with TRW's independent financial and legal advisors, the TRW Board of Directors unanimously determined that the Offer to Exchange was financially inadequate and that TRW's shareholders should vote AGAINST the authorization of the Control Share Acquisition.

In reaching the conclusion that the Offer to Exchange is financially inadequate and the recommendation described above, the TRW Board of Directors consulted with its senior management and its independent legal and financial advisors and took into account numerous factors, including, but not limited to, the following:

                  (i) The TRW Board of Directors had recently evaluated the Company's strategic plan which reaffirmed the strength of TRW's advanced portfolio of technology and its market leadership positions in space, defense, information systems, commercial aerospace and Automotive parts. As part of the reaffirmation, the Board concluded that its advanced portfolio and market leadership positions would likely result in an improvement in the Company's financial performance, leading to an increase in the value of the Company's stock;

                  (ii) The TRW Board of Directors considered its discussions with the Financial Advisors at the meetings of the TRW Board held on February 28, March 3, March 8 and March 12, 2002 concerning Northrop and the financial aspects of Northrop's Proposal on February 22, 2002 and the Offer to Exchange. On March 12, 2002, each of the Financial Advisors delivered an opinion to the effect that, as of the date of such opinions, the Offer to Exchange is inadequate to the holders of TRW shares from a financial point of view;

                  (iii) The Offer to Exchange price has remained below the current market price since the public announcement of the Northrop proposal on February 22, 2002. The closing price per share of the Common Shares on the New York Stock Exchange on March 12, 2002, the last trading day prior to the date of the Board's recommendation, was $50.28, which is higher than Northrop's offer price of $47 per Common Share;

                  (iv) The TRW Board of Directors believes that the timing of the Offer to Exchange represents an opportunistic attempt by Northrop to acquire one of the defense industry's premier franchises at a time when TRW's stock price was temporarily depressed. For the three trading days prior to the public announcement of Mr. Cote's resignation (February 14, 15 and 18, 2002), the Common Shares closed at between $44.64 and $45.04 per share with an average price of $44.81 per share. For the three trading days following the public announcement of Mr. Cote's resignation until the public announcement of Northrop's Proposal (February 19, 20 and 21,
                           2002), the Common Shares closed at between $38.80 and $41.75 per share with an average price of $40.12 per share. From the date of the public announcement of Northrop's Proposal through March 26, 2002, the Common Shares closed at between $50.05 and $51.55 per share with an average price of $50.77 per share;

                  (v) The TRW Board considered several key economic trends in the automotive, space and defense, and commercial aerospace sectors that the TRW Board believes will have a positive impact on TRW's three principal industries. In this regard, the TRW Board noted, among other things, that (a) in the automotive sector, forecasts by independent third parties for 2002 North American automotive light vehicle production had increased from lows in late 2001 ranging between 15.0 million and
                           15.3 million vehicles to recent production forecasts between 15.7 and 15.9 million units, a significant improvement from earlier estimates;
                           (b) in the defense sector, the U.S. defense procurement and research, development, test and evaluation budget is projected to have a 7.2% compound annual growth rate through 2006, with emphasis in many technologies and arenas where TRW is a leader; and (c) in the commercial aerospace sector, Air Transport Association of America ("ATA"), a trade organization for airlines in the United States, has compiled statistics showing that between September 2001 and January 2002, the commercial aerospace industry has begun to stabilize; specifically, ATA has noted that during this period, with respect to airlines in the United States, Available Seat Miles (meaning one seat flown one mile) has increased 9.6%, and Revenue Passenger Miles (meaning one paying passenger flown one mile) has increased 22.6%;

                  (vi) The assessment of the Company's senior management, after consultation with the Financial Advisors, that the Company's businesses, in aggregate, have significantly greater value than the Offer to Exchange, and that the Company has various alternatives, which the Company had been exploring, to reduce its financial leverage and realize value through the tax efficient separation of its operating businesses. In considering these alternatives, the TRW Board reviewed analyses of the range of potential values and an assessment of potential execution risks and timing associated with each alternative, as well as the likely tax implications of each alternative to the Company and its shareholders;

                  (vii) The Company intends to continue to pursue, with a target for completion within six to nine months, its plan to unlock value in the Company by reducing the amount of the Company's indebtedness and then separating the automotive business in a tax efficient manner. The Company would create two appropriately capitalized, independent, publicly traded public companies: one would hold its automotive business and the other would hold the Company's other operating businesses. The debt reduction by the Company may include the sale of, or issuance of equity in, one or more operating businesses;

                  (viii) The Company already has achieved significant success in executing its debt reduction plan by reducing net debt approximately $3.9 billion over the past three years;

                  (ix) The Company expects annual earnings per share to grow from $2.36, before unusual charges, in 2001 to at least $3.30 in 2002, including a $0.70 per share favorable impact from the adoption of Financial Accounting Standard 142, relating to goodwill;

                  (x) Since announcement of the Northrop proposal on February 22, 2002, the Company and the Financial Advisors have received unsolicited indications of interest from third parties with respect to transactions with the Company as a whole which would involve a separation of the automotive business. In addition, the Company has received unsolicited indications of interest from third parties with respect to each of its operating businesses as well as a private equity investment in the entire Company. TRW is engaged in preliminary discussions with third parties concerning transactions involving all or a portion of the automotive business, and the Company commenced preliminary negotiations for a potential sale of its Aeronautical Systems Group;

                  (xi) If Northrop's common stock, which closed at $109.47 on March 12, 2002, declines on average below $103 during the period specified by Northrop prior to the expiration of the Offer to Exchange, TRW shareholders will receive less than $47 per share in value because the Offer to Exchange has an exchange ratio "collar" around its purported $47 per share price. In this regard, the Board noted that, due to the inclusion of the collar in the Offer to Exchange, the terms of the Offer to Exchange are even less favorable to TRW shareholders than the uncollared, merger proposal implied by Northrop in its February 21, 2002 letter that was previously rejected by TRW's Board. The Board further noted, however, that if Northrop's common stock increases on average above $113, TRW shareholders could receive more than $47 per share in value;

                  (xii) The TRW Board of Directors considered the form of consideration to be paid to holders of TRW shares in the Offer to Exchange and the uncertainty of value of such consideration compared to cash consideration. The TRW Board of Directors was aware that Northrop had announced that it believes that the consideration to be received by the holders of TRW shares in the Offer to Exchange would not be taxable to such holders for federal income tax purposes; and

                  (xiii) The TRW Board of Directors believes that the Offer to Exchange is highly conditional, which in the TRW Board's view results in significant uncertainty that the Offer to Exchange will be consummated. Specifically, the Offer to Exchange is subject to the following conditions, among others:

                           (1)      Northrop Shareholder Approval
                                    Condition.The issuance of shares of
                                    Northrop common stock pursuant to the
                                    offer to exchange and the proposed
                                    follow-on merger as described in the
                                    Offer to Exchange must be approved by
                                    the shareholders of Northrop;

                           (2) No Material Adverse Change Condition. No change must have occurred or been threatened (or any condition, event or development must have occurred or been threatened involving a prospective change) in the business, properties, assets, liabilities, capitalization, shareholders' equity, condition
                                    (financial or otherwise), operations,
                                    licenses or franchises, results of
                                    operations or prospects of TRW or any
                                    of its subsidiaries that, in the
                                    reasonable judgment of Northrop, is or
                                    may be materially adverse to TRW or any
                                    of its subsidiaries, and Northrop must
                                    not have become aware of any facts
                                    that, in its reasonable judgment, have
                                    or may have material adverse
                                    significance with respect to either the
                                    value of TRW or any of its subsidiaries
                                    or the value of the capital stock of
                                    TRW to Northrop;

                           (3) Merger Moratorium Condition. The tender of TRW shares must be effective, which pursuant to the terms of the Offer to Exchange, will not occur until such time as Section 1704 of the Ohio Revised Code does not prohibit or delay the merger described in the Offer to Exchange. No tender of TRW shares will be effective, and Northrop will have no right to acquire tendered TRW shares prior to such time. Under Section 1704, absent approval of the TRW Board, Northrop would be permitted to consummate the merger described in the Offer to Exchange only after the expiration of a period of three years following the consummation of the Offer to Exchange and either the approval of the merger by holders representing a super-majority of TRW shares or Northrop's compliance with certain fair price provisions;

                           (4)      Control Share Condition. The
                                    acquisition of TRW shares pursuant to
                                    the Offer must have been approved by
                                    the TRW shareholders for purposes of
                                    Section 1701.831 of the Ohio General
                                    Corporation Law so that Northrop can
                                    consummate the Offer, or Northrop must
                                    be satisfied, in its sole discretion,
                                    that such law is invalid or otherwise
                                    inapplicable to the Offer to Exchange;

                           (5)      Control Bid Condition. The waiting
                                    period during which the Ohio Division
                                    of Securities may suspend the Offer to
                                    Exchange under Title 17 of the Ohio
                                    Revised Code, without the occurrence of
                                    any such suspension, must have
                                    terminated or expired or Northrop must
                                    be satisfied, in its sole discretion,
                                    that such law is inapplicable or
                                    invalid;

                           (6) No Impairment Condition. TRW must not have entered into or effectuated any other agreement or transaction with any person or entity having the effect of impairing Northrop's ability to acquire TRW or otherwise diminishing the value of the acquisition of TRW;

                           (7) Minimum Tender Condition. Such number of TRW shares must be tendered so that, after consummation of the Offer to Exchange, Northrop owns a number of TRW shares which constitute a majority of the then outstanding Common Shares on a fully-diluted basis; and

                           (8)      Antitrust Condition. The applicable
                                    waiting periods under the
                                    Hart-Scott-Rodino Antitrust
                                    Improvements Act of 1976, as amended,
                                    Council Regulation (EEC) No. 4064/89 of
                                    the Council of the European Union and
                                    any other applicable similar foreign
                                    laws or regulations must have expired
                                    or been terminated.

The foregoing discussion of the information and factors considered by the TRW Board is not intended to be exhaustive but addresses all of the material information and factors considered by the TRW Board in its consideration of the Offer to Exchange. In view of the variety of factors and the amount of information considered, the TRW Board did not find it practicable to provide specific assessments of, quantify or otherwise assign any relative weights to, the specific factors considered in determining to recommend that shareholders reject the Offer to Exchange. Such determination was made after consideration of all the factors taken as a whole. There is no assurance that the Company will be successful in executing its plan to reduce the amount of the Company's indebtedness and separate the automotive business in a tax efficient manner or that, if executed, the plan will create more value than the Offer to Exchange. In addition, individual members of the TRW Board may have given differing weights to different factors. Throughout its deliberations, the TRW Board received the advice of Goldman Sachs, Credit Suisse First Boston and Skadden, Arps, Slate, Meagher & Flom LLP, who were retained to advise the TRW Board in connection with the Offer to Exchange.

IN LIGHT OF THE CONCLUSIONS OF THE TRW BOARD OF DIRECTORS THAT THE OFFER TO EXCHANGE IS NOT IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, THE TRW BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION AND DISCARD NORTHROP'S BLUE PROXY CARD. THE TRW BOARD OF DIRECTORS RECOMMENDS THAT YOU RETURN THE ENCLOSED GOLD PROXY WITH A VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

WE URGE YOU NOT TO FACILITATE NORTHROP'S OFFER TO EXCHANGE, WHICH YOUR BOARD HAS DETERMINED TO BE FINANCIALLY INADEQUATE AND NOT IN THE BEST INTERESTS OF TRW SHAREHOLDERS. PLEASE MARK, SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXECUTION AND RETURN OF THE GOLD PROXY CARD IS INDEPENDENT OF ANY DECISION BY YOU TO TENDER YOUR TRW SHARES PURSUANT TO THE OFFER TO EXCHANGE AND WILL NOT PRECLUDE YOU FROM ATTENDING THE SPECIAL MEETING, OR FROM VOTING IN PERSON.

SUPPORT YOUR BOARD OF DIRECTORS AND ENSURE THAT YOUR BEST INTERESTS, NOT NORTHROP'S, ARE SERVED. WE URGE YOU NOT TO VOTE TO AUTHORIZE THE CONTROL SHARE ACQUISITION AND NOT TO RETURN NORTHROP'S BLUE PROXY.

IF YOU HAVE ALREADY SIGNED NORTHROP'S BLUE PROXY CARD, AND YOU WISH TO CHANGE YOUR VOTE, YOU MAY REVOKE SUCH PROXY AT ANY TIME PRIOR TO ITS EXERCISE AT THE SPECIAL MEETING.

OHIO CONTROL SHARE ACQUISITION STATUTE

The Ohio Control Share Acquisition Statute (Section 1701.831 of the Ohio Revised Code) provides that, unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of the shareholders. An "issuing public corporation" is defined in the Ohio Revised Code as a corporation, such as TRW, organized for profit under the laws of Ohio, with 50 or more shareholders, that has its principal place of business, principal executive offices or substantial assets in Ohio, and as to which there is no close corporation agreement in existence.

A "control share acquisition" is defined in the Ohio Revised Code as the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such acquiring person, immediately after such acquisition, directly or indirectly, alone or with others, to control any of the following ranges of voting power of such issuing public corporation in the election of directors:

         o one-fifth or more but less than one-third of such voting power;

         o one-third or more but less than a majority of such voting power;
or

         o a majority or more of such voting power.

Any person who proposes to make a control share acquisition must deliver an "acquiring person statement" to the issuing public corporation, which statement must include:

         o the identity of the acquiring person;

         o a statement that the acquiring person statement is being given pursuant to Section 1701.831 of the Ohio Revised Code;

         o the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person;

         o the range of voting power in the election of directors under which the proposed acquisition would, if consummated, fall (i.e., in excess of 20%, 33 1/3% or 50%);

         o a description of the terms of the proposed acquisition; and

         o representations of the acquiring person that the acquisition will not be contrary to law, and that such acquiring person has the financial capacity to make the proposed acquisition (including the facts upon which such representations are based).

Northrop delivered an acquiring person statement (the "Northrop Acquiring Person Statement") to TRW on March 4, 2002.

Within 10 days of receipt of a qualifying acquiring person statement, the directors of the issuing public corporation must call a special shareholders meeting to vote on the proposed acquisition. The special shareholders meeting must be held within 50 days of receipt of the acquiring person statement, unless the acquiring person otherwise agrees.

The issuing public corporation is required to send a notice of the special meeting as promptly as reasonably practicable to all shareholders of record as of the record date set for such meeting, together with a copy of the acquiring person statement and a statement of the issuing public corporation, authorized by its directors, of the issuing public corporation's position or recommendation, or that it is taking no position, with respect to the proposed control share acquisition.

The acquiring person may make the proposed control share acquisition only if:

         o at a meeting at which a quorum is present, the control share acquisition is authorized by holders of a majority of the voting power entitled to vote in the election of directors represented in person or by proxy at such meeting and the control share acquisition is authorized by a majority of the portion of the voting power represented at the meeting in person or by proxy, excluding "interested shares;" and

         o such acquisition is consummated, in accordance with the terms so authorized, within 360 days following such authorization.

"Interested Shares" are defined in the Ohio Revised Code as shares as to which any of the following persons may exercise or direct the exercise of voting power in the election of directors:

         o an acquiring person;

         o an officer of the issuing public corporation elected or appointed by its directors;

         o any employee of the issuing public corporation who is also a director of such corporation;

         o any person who acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction that would result in a change in control of the corporation or all or substantially all of its assets and ending on the record date, if either of the following apply:

                  o the aggregate consideration paid or otherwise given by the person who acquired the shares and any other persons acting in concert with such person exceeds $250,000; or

                  o the number of shares acquired by the person who acquired the shares and any other persons acting in concert with such person exceeds 1/2 of 1% of the outstanding shares of the issuing public corporation entitled to vote in the election of directors;

         or

         o any person that transfers such shares for valuable consideration after the record date as to shares so transferred if accompanied by an instrument (such as a proxy or voting agreement) that gives the transferee the power to vote those shares.

Dissenters' rights are not available under Ohio law to shareholders of an issuing public corporation in connection with the authorization of a control share acquisition.

The foregoing summary does not purport to be a complete statement of the provisions of the Ohio Control Share Acquisition Statute. The foregoing summary is qualified in its entirety by reference to the Ohio Control Share Acquisition Statute (a copy of which is attached as Exhibit B to this Proxy Statement, along with Section 1701.01 of the Ohio Revised Code, which defines certain terms used therein) and the Ohio Revised Code.

CERTIFICATION OF Interested Shares

As described above, in order to comply with the Ohio Control Share Acquisition Statute, authorization of the acquisition of TRW shares pursuant to the Offer to Exchange requires both the First Majority Approval and the Second Majority Approval. In determining whether shareholders have granted the First Majority Approval any Interested Shares will not be excluded from the tabulation of votes. In determining whether shareholders have granted the Second Majority Approval, any Interested Shares will be excluded from the tabulation of votes.

You should vote on the Control Share Acquisition whether or not any of your TRW shares are "Interested Shares."

The enclosed GOLD proxy card thus contains a certification as to whether any of the TRW shares to be voted by you are Interested Shares. If some but not all of your shares are Interested Shares, you should indicate the number of your shares that are Interested Shares. If you do not make a certification on the GOLD card, then all of your shares will be presumed to be Interested Shares. In the event that some but not all of your TRW shares are Interested Shares but you do not indicate the number of your TRW shares that are not Interested Shares, then all of your shares will be presumed to be Interested Shares.

Information concerning the certification required by participants in the Company's stock-based employee benefit plans is set forth below under the caption "Employee Plan Voting".

For purposes of the Special Meeting, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

         (1)      Northrop;

         (2) Any officer of TRW elected or appointed by the directors of TRW;

         (3)      Any employee of TRW who is also a director of TRW;

         (4) Any person that acquires such TRW shares for valuable consideration during the "Restricted Period" (as defined above) if (x) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000 or (y) the number of shares acquired by the person, and any other persons acting in concert with that person, exceed1/2of 1% of the outstanding shares of TRW entitled to vote in the election of directors; or

         (5) Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the Record Date) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

If you own, prior to the commencement of the Restricted Period, TRW shares that are not Interested Shares and you acquire TRW shares during the Restricted Period for an aggregate consideration in excess of $250,000, then such TRW shares that you acquired during the Restricted Period will be Interested Shares that may not be voted in determining whether the Second Majority Approval has been obtained. However, you will be entitled to have the TRW shares that you acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility is provided on the GOLD proxy card.

If you complete the certification but later learn that your TRW shares are Interested Shares or that TRW shares which you transferred have become Interested Shares, you should notify TRW in writing at 1900 Richmond Road, Cleveland, Ohio 44124, Attention: Secretary. If you have any questions as to whether your shares are Interested Shares, you should contact our proxy solicitor, Georgeson Shareholder Communications Inc., at 866-649-8030.

EMPLOYEE PLAN VOTING

Certain Common Shares are held for the benefit of plan participants of The TRW Employee Stock Ownership and Savings Plan (the " U.S. Plan"), The TRW Canada Stock Savings Plan (the "Canada Plan"), and the TRW UK Share Purchase Plan (the "UK Plan" and together with the U.S. Plan and the Canada Plan, the "Plans"). The Plans contain pass-through voting provisions for the participants of the Plans, with Common Shares that are allocated to a participant's account voted in accordance with the instructions of the participant by the trustees of the respective Plan responsible for voting (the "Trustees").

PARTICIPANTS IN THE PLANS CAN ONLY VOTE COMMON SHARES HELD IN THE PLANS ON THEIR BEHALF BY INSTRUCTING THE RELEVANT TRUSTEE ON THE TRUSTEE'S VOTING INSTRUCTION CARD PROVIDED TO PARTICIPANTS FOR THAT PURPOSE.

U.S. Plan

With respect to TRW shares held in the U.S. Plan, shares allocated to a participant who signs a voting instruction card but does not indicate or give instructions how such shares are to be voted, will be voted by the Trustees of such Plan in accordance with the Trustees' fiduciary judgment. At the insistence of the Trustees of the U.S. Plan, shares allocated to a participant's account prior to February 22, 2002 who (i) signs a voting instruction card, (ii) indicates how such shares are to be voted and (iii) does not certify whether or not the shares are Interested Shares will be voted in accordance with the instructions of the plan participant, and will be presumed to be eligible to vote with respect to the Second Majority Approval; however, any such shares allocated to a participant's account after February 22, 2002 will be presumed to be Interested Shares unless the voting instructions are accompanied by a completed certification of eligibility to vote on the Second Majority Approval. All shares as to which instructions are given will be voted in connection with the First Majority Approval.

In the event the Trustees of the U.S. Plan determine, in the exercise of their fiduciary responsibilities under ERISA, they cannot follow the participant's instructions, or the participant does not return or properly complete the voting instruction card, the Trustees will vote the shares allocated to such participant's account in accordance with their fiduciary judgment.

In order to permit sufficient time to tabulate voting instruction cards, a participant's instructions must be received on or prior to April [ ], 2002.

UK Plan

With respect to TRW shares held in the UK Plan, shares allocated to a participant who signs a voting instruction card but does not indicate or give instructions how such shares are to be voted will not be voted by the Trustee of the Plan. At the request of the Trustee of the UK Plan, shares allocated to a participant's account prior to February 22, 2002 who (i) signs a voting instruction card, (ii) indicates how such shares are to be voted and (iii) does not certify whether or not the shares are Interested Shares will be voted in accordance with the instructions of the plan participant, and will be presumed to be eligible to vote with respect to the Second Majority Approval; however, any such shares allocated to a participant's account after February 22, 2002 will be presumed to be Interested Shares unless the voting instructions are accompanied by a completed certification of eligibility to vote on the Second Majority Approval. All shares as to which instructions are given will be voted in connection with the First Majority Approval.

In the event the participant does not specify voting instructions, the shares allocated to such participant's account will not be voted at the Special Meeting.

In order to permit sufficient time to tabulate voting instruction cards, a participant's instructions must be received on or prior to April [ ], 2002.

Canada Plan

With respect to TRW shares held in the Canada Plan, shares allocated to a participant who signs a Gold voting instruction card but does not indicate or give instructions how such shares are to be voted will be voted AGAINST the Control Share Acquisition proposal. At the request of the Trustee of the Canada Plan, shares allocated to a participant's account prior to February 22, 2002 who (i) signs a voting instruction card, (ii) indicates how such shares are to be voted and (iii) does not certify whether or not the shares are Interested Shares will be voted in accordance with the instructions of the plan participant, and will be presumed to be eligible to vote with respect to the Second Majority Approval; however, any such shares allocated to a participant's account after February 22, 2002 will be presumed to be Interested Shares unless the voting instructions are accompanied by a completed certification of eligibility to vote on the Second Majority Approval. All shares as to which instructions are given will be voted in connection with the First Majority Approval.

In the event the participant does not return or sign a voting instruction card, the shares allocated to such participant's account will not be voted.

In order to permit sufficient time to tabulate voting instruction cards, a participant's instructions must be received on or prior to April 17, 2002.

ADMITTANCE TO SPECIAL MEETING

You are entitled to attend the Special Meeting only if you were a TRW shareholder as of the close of business on March 28, 2002 or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder, your name will be verified against the list of record holders on the record date prior to being admitted to the meeting. If you are not a record holder but hold TRW shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to March 28, 2002, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Special Meeting. If you are a participant in the U.S. Plan, the Canada Plan or the UK Plan, your name will be verified against the list of plan participants on the Record Date prior to being admitted to the meeting.

CERTAIN LITIGATION

On March 4, 2002, Northrop filed a lawsuit in the United States District Court for the Northern District of Ohio against TRW, the Attorney General of Ohio, and the Director of Ohio's Department of Commerce. The lawsuit, which was filed in conjunction with the Offer to Exchange, challenges the constitutionality of the Control Share Acquisition Statute, Section 1704 of the Ohio Revised Code (the "Merger Moratorium Statute") and Sections 1707.041, 1707.042, 1707.043, 1707.23 and 1707.26 of the Ohio Revised Code
(collectively, the "Control Bid Statute"). The complaint seeks declaratory and injunctive relief, as well as costs of the suit. Alternatively, Northrop requests a declaration from the Court that, for purposes of the Control Share Acquisition Statute, the "date of the first public disclosure" of the proposed exchange offer was March 4, 2002. TRW believes that the plain meaning of the statute confirms that the first public disclosure occurred on February 22, 2002, when Northrop publicly announced its February 21, 2002 offer. Northrop also seeks a declaration that the solicitation, acceptance, and voting of proxies for the purpose of the Special Meeting at which the shareholders will vote whether to approve the Control Share Acquisition does not render Northrop an "interested shareholder" as that term is defined in the Merger Moratorium Statute.

On March 4, 2002, TRW filed a lawsuit in the United States District Court for the Southern District of Ohio against Northrop, the Attorney General of Ohio, the Director of Ohio's Department of Commerce and the Commissioner of Ohio's Division of Securities. The lawsuit seeks a judgment that Ohio's Control Share Acquisition Statute, Merger Moratorium Statute and Control Bid Statute are constitutional. The complaint seeks declaratory relief, as well as costs of the suit.

On March 7 and 8, 2002, Northrop filed motions in the Northern and Southern Districts of Ohio seeking to stay the Southern District proceedings pending resolution of Northrop's lawsuit in the Northern District. On March 18, 2002, Northrop filed a motion in the Northern District of Ohio seeking a preliminary injunction against enforcement and application of the Control Share Acquisition Statute and the Merger Moratorium Statute, and, in the alternative, seeking declaratory judgments respecting the procedures and presumptions applying to the Special Meeting.

On March 19, 2002, the Northern District Court held a scheduling conference and instructed the parties to file by March 29, 2002 supplemental statements addressing whether the hearing on Northrop's motion should be held before the Special Meeting, and responding to the merits of Northrop's preliminary injunction motion.

On February 22 and 25, 2002, and March 5, 2002, respectively, three putative class action lawsuits were filed against TRW on behalf of a proposed class of TRW shareholders in Ohio State Court, Cuyahoga County. On March 2, 2002, a putative class action lawsuit was filed against TRW on behalf of a proposed class of TRW shareholders in the United States District Court for the Northern District of Ohio. The lawsuits allege that the TRW Board of Directors breached its fiduciary duties by failing to adequately consider an offer to acquire control of TRW by Northrop. The lawsuits seek, among other things, injunctive relief requiring the TRW Board of Directors to negotiate with Northrop and/or seek out and evaluate other value-maximizing alternatives.

VOTING, SOLICITATION AND CERTAIN OTHER INFORMATION

Proxies may be solicited by mail, telephone, telegram, telecopier, electronic mail and other electronic means and in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of TRW, none of whom will receive additional compensation for such solicitations. TRW has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the TRW shares they hold of record. TRW will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

TRW has retained Georgeson for solicitation and advisory services in connection with the Special Meeting and the Company's communications with the TRW shareholders with respect to the Offer to Exchange. Georgeson will receive a fee of approximately $300,000 for its services and reimbursement of out-of-pocket expenses in connection therewith. The Company has agreed to indemnify Georgeson against certain liabilities arising out of or in connection with the engagement. Georgeson will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

The Company has retained Morrow & Co. ("Morrow") to assist the Company and the Inspector of Election in identifying shareholders who may hold Interested Shares. Morrow will receive a customary fee for its services and reimbursement of out-of-pocket expenses in connection therewith. The Company has agreed to indemnify Morrow against certain liabilities arising out of or in connection with the engagement.

The Company has retained Joele Frank, Wilkinson Brimmer Katcher ("Joele Frank") as its public relations advisor in connection with the Offer to Exchange. Joele Frank will receive reasonable and customary compensation for its services and reimbursement of out-of-pocket expenses arising out of or in connection with the engagement.

TRW has retained the Financial Advisors as independent financial advisors in connection with, among other things, the Company's analysis and consideration of Northrop's Offer to Exchange. The Company has agreed to pay each of the Financial Advisors a reasonable and customary fee for such services. The Company has also agreed to reimburse the Financial Advisors for all reasonable out-of-pocket expenses, including fees of counsel, and to indemnify them and certain related persons against certain liabilities relating to, or arising out of, the engagement.

The entire expense of the solicitation of proxies by the Board of Directors of TRW for the Special Meeting is being borne by TRW. TRW's costs incidental to this proxy solicitation include expenditures for printing, postage, legal and related expenses and are expected to be approximately $[___] (which amount does not include costs incurred in connection with the Annual Meeting, the Offer to Exchange or the pending litigation). TRW's total costs incurred to date in furtherance of or in connection with this proxy solicitation are approximately $ [__].




BENEFICIAL OWNERSHIP OF TRW COMMON SHARES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Company, except as set forth below, no person beneficially owns more than five percent of any class of the Company's voting stock. The following table presents information as of December 31, 2001 derived from Schedules 13G filed with the Commission by persons beneficially owning more than five percent of the Common Shares:


------------------------------------------------------------------------------------------------------------------
                                                               Number of Shares and
                                                                    Nature of
           Name and Address of Beneficial Owner              Beneficial Ownership(1)         Percent of Class
------------------------------------------------------------------------------------------------------------------
The TRW Employee Stock Ownership and Savings Plan           21,687,649(2)               17.1%
   1900 Richmond Road
   Cleveland, Ohio  44124
------------------------------------------------------------------------------------------------------------------
Capital Research and Management Company                     13,058,300(3)               10.3%
   333 South Hope Street
   Los Angeles, California 90071
------------------------------------------------------------------------------------------------------------------
FMR Corp.                                                   7,185,623(4)                5.7%
   82 Devonshire Street
   Boston, Massachusetts 02109
------------------------------------------------------------------------------------------------------------------

(1)      Each beneficial owner listed in the table certified in its
         Schedule 13G that, to the best of its knowledge and belief, the TRW Common Shares beneficially owned by it were acquired in the ordinary course of business and not for the purpose of changing or influencing control of the Company.

(2) Putnam Fiduciary Trust Company, One Post Office Square, Boston, Massachusetts 02109, served as trustee of The TRW Employee Stock Ownership and Savings Plan during 2001. Putnam Fiduciary Trust Company disclaims beneficial ownership of the shares, as it does not retain discretionary authority to buy, sell or vote the securities. The TRW Employee Stock Ownership and Savings Plan reported shared voting and dispositive power over all the shares beneficially owned.

(3) Capital Research and Management Company filed Amendment No. 4 to its Statement of Beneficial Ownership on Schedule 13G on February 11, 2002, reporting beneficial ownership of 13,058,300 Common Shares. Of these shares, Capital Research and Management Company reported that it has sole dispositive power over 13,058,300 shares and voting power over no shares. Capital Research and Management Company is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Capital Research and Management Company disclaims beneficial ownership of all 13,058,300 shares.

(4) FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson jointly filed Amendment No. 3 to their Statement of Beneficial Ownership on Schedule 13G on February 14, 2002, reporting beneficial ownership of 7,185,623 Common Shares. Of the total amount held by FMR Corp., (a) 6,668,713 shares are beneficially owned by Fidelity Management & Research Company as a result of its acting as investment adviser to various investment companies registered under the Investment Company Act of 1940, (b) 300,882 shares are beneficially owned by Fidelity Management Trust Company as a result of its serving as investment manager of institutional accounts, (c) 728 shares are beneficially owned by Strategic Advisers, Inc. as a result of its having sole dispositive power over securities held for individuals to which it provides investment advisory services as an investment adviser under the Investment Company Act of 1940, and (d) 215,300 shares are beneficially owned by Fidelity International Limited. Fidelity Management & Research Company, Fidelity Management Trust Company and Strategic Advisors, Inc. are wholly-owned subsidiaries of FMR Corp. A partnership controlled by the controlling group of FMR Corp. owns 39.89 percent of the voting stock of Fidelity International Limited. FMR Corp. (through its control of Fidelity Management Trust Company) has sole power to vote 222,882 shares and sole dispositive power over 300,882 shares. FMR Corp. has no voting power over 78,000 shares owned by the institutional accounts managed by Fidelity Management Trust Company. FMR Corp. (through its control of Fidelity Management & Research Company) has sole dispositive power over an additional 6,668,713 shares. The sole voting power of such 6,668,713 shares resides with the Boards of Trustees of The Fidelity Funds. Fidelity International Limited has sole power to vote and the sole power to dispose of 215,300 shares. Edward C. Johnson 3d and Abigail P. Johnson are control persons of FMR Corp. Robert M. Gates, a TRW Director, is a trustee of The Fidelity Funds.




SECURITY OWNERSHIP OF MANAGEMENT

The following table shows share ownership for the Directors and the named executive officers as of the close of business on February 22, 2002. Unless there is a footnote to the contrary, sole voting and investment power in the shares owned are held either by the named individual alone or by the named individual and his or her spouse.


-------------------------------------------------------------------------------------------------------------------
                                           Number of Shares of TRW Common Stock
                             -----------------------------------------------------------------
                                    Shares                                                         Percent of
                                 Beneficially          Exercisable            Deferred               Shares
            Name                   Owned(1)             Options(2)         Share Units(3)         Outstanding
-------------------------------------------------------------------------------------------------------------------

M. H. Armacost                        6,386                9,500                 2,311                  *
A. E. Baratz                            248                    0                     0                  *
D. M. Cote(4)                        82,870                    0                29,966                  *
M. Feldstein                          7,136                8,000                     0                  *
K. W. Freeman                           875                    0                     0                  *
R. M. Gates                           5,559                9,500                     0                  *
J. T. Gorman(4)                     223,736            1,510,000                     0                1.4%
T. W. Hannemann                      42,740              240,333                44,978                  *
G. H. Heilmeier                       7,917                9,500                     0                  *
C. R. Hollick                         2,081                5,000                     0                  *
K. N. Horn                            6,786             8,000(5)                     0                  *
H. V. Knicely                        23,201              220,333                     0                  *
D. B. Lewis                           5,558                9,500                     0                  *
L. M. Martin                          6,286                9,500                 1,926                  *
P. A. Odeen                          10,596              125,000                 2,508                  *
J. C. Plant                          26,000               73,332                     0                  *
G. L. Summe                             248                    0                     0                  *
------------------------------------------------------------------------------------------------------------
All directors and                                                                                     2.6%
   executive officers
   as a group (24 persons)          597,523            2,662,562                85,755
------------------------------------------------------------------------------------------------------------

* Less than 1 percent.

(1) Includes Common Shares held in The TRW Employee Stock Ownership and Savings Plan, Common Shares that have been automatically deferred under the deferred compensation plan for non-employee Directors and shares of restricted stock awarded to certain executive officers.
(2) In accordance with the rules of the Commission, this column shows the number of shares that may be acquired within 60 days of February 22, 2002, upon exercise of stock options.
(3) This column shows phantom units of Common Shares that have been credited under deferred compensation plans and certain other nonqualified benefit plans. The phantom units are settled in cash and are not included for the purpose of calculating the percent of shares outstanding.
(4) Messrs. Cote and Gorman are no longer executive officers of the Company.
(5) This figure includes an option for 1,500 shares, which Mrs. Horn has transferred to her child.

NO DISSENTERS' RIGHTS

Dissenters' rights are not available to the shareholders of an "issuing public corporation" in connection with the authorization of a "control share acquisition" under the Ohio Control Share Acquisition Statute.

OTHER MATTERS

TRW is not aware of any other matters to be submitted at the Special Meeting and no other business may be brought before the Special Meeting. However, if any other matter properly comes before the Special Meeting, the named proxies will vote all proxies granted to them in their sole discretion.

You may be receiving a proxy statement from Northrop relating to two resolutions that it proposes to present at TRW's Annual Meeting to be held on April 24, 2002. Your Board unanimously recommends that TRW shareholders vote against adoption of Northrop's proposals.

If you are entitled to vote at the Annual Meeting, you will also be receiving from TRW supplemental proxy materials for the Annual Meeting relating to Northrop's proposals. These supplemental proxy materials will contain important information explaining why your Board believes you should vote against the Northrop proposals. It is very important that you vote at both the Annual Meeting and the Special Meeting. To vote at the Special Meeting, you should complete, sign, date and submit the enclosed GOLD proxy card.

INFORMATION ABOUT TRW

TRW is an Ohio corporation with its principal executive offices located at 1900 Richmond Road, Cleveland, Ohio 44124. The telephone number of TRW is
(216) 291-7000.

TRW is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by TRW may be obtained on the Commission's website at http://www.sec.gov and directly from the Commission, upon payment of the Commission's customary charges, by writing to its principal office at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Such materials also are available for inspection and copying at the principal office of the Commission at the address set forth immediately above, at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604.

INFORMATION ABOUT NORTHROP

Northrop is a Delaware holding company formed in connection with the acquisition of Litton Industries, Inc. in April 2001. Northrop's principal executive offices are located at 1840 Century Park East, Los Angeles, California 90067 and its telephone number is (310) 553-6262.

Northrop is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by Northrop may be obtained on the Commission's website at http://www.sec.gov and directly from the Commission, upon payment of the Commission's customary charges, by writing to its principal office at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Such materials also are available for inspection and copying at the principal office of the Commission at the address set forth immediately above, at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal made pursuant to Rule 14a-8 to be eligible to be included in TRW's proxy statement and form of proxy for the 2003 annual meeting of shareholders, such proposal much be received by TRW no later than November 4, 2002. Proposals must be submitted in writing and sent to the Secretary of the TRW at TRW Inc., 1900 Richmond Road, Cleveland, Ohio 44124.

A shareholder who intends to present a proposal at the Company's annual meeting in 2003, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company notice of the matter no later than January 18, 2003, or management of the Company will have discretionary voting authority at the 2003 annual meeting with respect to any such proposal without providing any advice on the nature of the matter in the Company's proxy statement.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain "forward-looking statements" that TRW believes are within the meaning of the Private Securities Litigation Reform Act of 1995. The safe harbors intended to be created thereby are not available to statements made in connection with a tender offer and TRW is not aware of any judicial determination as to the applicability of such safe harbors to forward-looking statements made in proxy solicitation materials when there is a simultaneous tender offer. However, shareholders should be aware that the preparation of any such forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Further, the Company's results could be affected by the ability to obtain new contract awards; the level of defense funding by the government and the termination of existing government contracts; pricing pressures from customers; moderation or decline in the automobile build rate; changes in consumer debt levels; work stoppages; unanticipated downturn in the financial condition of, or business relationships with customers or suppliers; the ability to reduce the level of outstanding debt from cash flow from operations and the proceeds from asset dispositions; a credit rating downgrade; increase in interest rates; customer recall and warranty claims; product liability and litigation issues; changes to the regulatory environment regarding automotive safety; the introduction of competing products or technology by competitors; the ability to attract and retain skilled employees with high-level technical competencies; the financial results of companies in which we have made technology investments; the availability of funding for research and development; economic, regulatory and political domestic and international conditions; fluctuations in currency exchange rates; and the impact of additional terrorist attacks, which could result in reduced automotive production, disruptions to the transportation system, or significant and prolonged disruption to air travel. In addition, there can be no assurance: (i) that an agreement relating to any investment in the Company, or relating to any sale or other distribution of all or a part of the Company's operating businesses will be reached, or that if an agreement is reached, that the transactions contemplated by such agreement will be consummated; (ii) that the Company will spin off the automotive business or that such spin-off will be complete within six to nine months; (iii) that the Company will be successful in reducing the amount of its indebtedness, or that the methods described for debt reduction will be utilized; (iv) as to the amount by which debt will be reduced; (v) that the Company's strategy will deliver any particular level of value to TRW shareholders; (vi) that defense spending will rise and research, development, test and evaluation budgets will increase; (vii) that the commercial aerospace industry will stabilize;
(viii) that North American 2002 light vehicle production will increase from 2001 levels; (ix) that 2002 earnings per share estimates will be met or exceeded; (x) with respect to the expected amounts of the Company's operating cash flows in 2002, that such amounts will be utilized to reduce the amount of the Company's indebtedness; (xi) with respect to the amounts that will be realized, if any, by the Company from divestitures; (xii) with respect to the amount of sales, earnings per share or cash flow that will be realized by the Company in 2002; and (xiii) that the Company's costs will decrease in 2002. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumption or changes in other factors affecting such estimates other than as required by law.

OTHER INFORMATION

The information concerning Northrop and the Offer to Exchange contained herein has been taken from, or is based upon, publicly available documents on file with the Commission and other publicly available information. Although TRW has no knowledge that would indicate that statements relating to Northrop and the Offer to Exchange contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete, it has not to date had access to the books and records of Northrop, was not involved in the preparation of such information and statements and is not in a position to verify any such information or statements. Accordingly, TRW does not take any responsibility for the accuracy or completeness of such information or for any failure by Northrop to disclose events that may have occurred and may affect the significance or accuracy of any such information.

Your vote is important! Please sign, date and mail the enclosed GOLD proxy card or voting instruction form promptly and vote your TRW shares AGAINST the Control Share Acquisition proposal described above.

                                                             Exhibit A
                                                             ---------


                         ACQUIRING PERSON STATEMENT

This Acquiring Person Statement (this "Statement"), dated as of March 4, 2002, is being delivered to the principal executive offices of TRW Inc., an Ohio corporation (the "Company") at 1900 Richmond Road, Cleveland, Ohio 44124 on behalf of Northrop Grumman Corporation, a Delaware corporation (the "Acquiring Person").*
___________________

* Notwithstanding the making and delivery of this Statement, the Acquiring Person reserves all rights to (i) challenge the constitutionality, validity and/or legality of all or any part of Section 1701.831 and related provisions of the Ohio Revised Code and the application of such provisions to the Acquiring Person's acquisition of capital stock of TRW or the Offer to Exchange (as defined herein) and/or (ii) seek an amendment to the Articles of Incorporation or Regulations of TRW to provide that Section 1701.831 and related provisions of the Ohio Revised Code do not apply to control share acquisitions of capital stock, including, but not limited to, pursuant to the Offer to Exchange.

The Acquiring Person is delivering this Statement pursuant to Section 1701.831 of Title 17 of the Ohio Revised Code in connection with the Acquiring Person's exchange offer (the "Offer") for all outstanding shares of capital stock of TRW pursuant to the Offer to Exchange filed by the Acquiring Person as a part of the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 4, 2002 (as amended from time to time, the "Offer to Exchange"), a copy of which is attached as Exhibit A hereto and incorporated herein by this reference. The principal executive office of the Acquiring Person is 1840 Century Park East, Los Angeles, California 90067.

The Acquiring Person currently owns, directly and indirectly, four shares of the outstanding capital stock of TRW. On the terms and subject to the conditions set forth in the Offer to Exchange and the related Letters of Transmittal, the Acquiring Person proposes to exchange shares of common stock of the Acquiring Person for up to 100% of the outstanding shares of the capital stock of TRW, which consists of Common Stock, $0.625 par value per share ("Common Shares"), Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share ("Series 1 Shares") and Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share ("Series 3 Shares"). If consummated, the proposed transaction (the "Control Share Acquisition") would result in the acquisition of a majority or more of the voting power of the capital stock of TRW as described in Section 1701.01(Z)(1)(c) of Title 17 of the Ohio Revised Code.

Based on TRW's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, as of November 2, 2001 there were 126,286,307 Common Shares issued and outstanding. Based on TRW's Definitive Proxy Statement relating to its 2001 Annual Meeting of Shareholders filed on March 21, 2001, as of February 9, 2001 there were 31,710 Series 1 Shares and 59,216 Series 3 Shares issued and outstanding. Pursuant to the Offer to Exchange, each Company shareholder may exchange (i) each Common Share for a number of shares of the Acquiring Person's common stock equal to $47.00 per Common Share divided by the average of the closing sale prices for a share of the Acquiring Person's common stock on the New York Stock Exchange as reported in the Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day before the Acquiring Person completes the Offer; provided, however, that in no event will the number of shares of the Acquiring Person's common stock exchanged for each Common Share be more than .4563 ($47.00/$103) or less than .4159 ($47.00/$113)
(such number, the "Exchange Rate"), (ii) each Series 1 Share for a number of shares of the Acquiring Person's common stock equal to the Exchange Rate multiplied by the then effective conversion rate for Series 1 Shares and
(iii) each Series 3 Share for a number of shares of the Acquiring Person's common stock equal to the Exchange Rate multiplied by the then effective conversion rate for Series 3 Shares. As of March 13, 2001, the conversion rate for Series 1 Shares was 8.8 Common Shares for each Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares for each Series 3 Share, calculated as provided in TRW's Amended Articles of Incorporation.

The purpose of the Offer is for the Acquiring Person to acquire control of, and ultimately the entire equity interest in, TRW. Promptly after the completion of the Offer, and subject to the requirements of applicable law, the Acquiring Person intends to seek to have TRW complete a merger with the Acquiring Person or a wholly owned subsidiary of the Acquiring Person in which each outstanding share of capital stock of TRW (except for treasury shares of TRW and shares beneficially owned directly or indirectly by the Acquiring Person for its own account) would be converted into the right to receive shares of the Acquiring Person's common stock at the same Exchange Rate as used in the Offer to Exchange, subject to dissenters' rights available under Ohio law. For a more detailed description of the terms and conditions of the Control Share Acquisition, reference is made to the information set forth in the Offer to Exchange.

The Acquiring Person hereby represents that, if consummated, the proposed Control Share Acquisition will not be contrary to applicable law and that the Acquiring Person has the financial capacity to fully consummate such proposed Control Share Acquisition upon the terms and subject to the conditions described herein and in the Offer to Exchange and the related Letters of Transmittal. The facts upon which the foregoing representations are based are set forth in the Offer to Exchange.

IN WITNESS WHEREOF, Northrop Grumman Corporation has caused this Acquiring Person Statement to be executed by its duly authorized officer as of the date first set forth above.

NORTHROP GRUMMAN CORPORATION

By: /S/
-----------------------------------
Name:  W. Burks Terry, Esq.
Title: Corporate Vice President and
General Counsel

                                                                Exhibit B
                                                                ---------

                                  OHIO LAW

I.       1701.831  SHAREHOLDER REVIEW OF PROPOSED CONTROL SHARE ACQUISITIONS.

(A) Unless the articles or the regulations of the issuing public corporation provide that this section does not apply to control share acquisitions of shares of such corporation, any control share acquisition of an issuing public corporation shall be made only with the prior authorization of the shareholders of such corporation in accordance with this section.

(B) Any person who proposes to make a control share acquisition shall deliver an acquiring person statement to the issuing public corporation at the issuing public corporation's principal executive offices. Such acquiring person statement shall set forth all of the following:

         (1)      The identity of the acquiring person;

         (2) A statement that the acquiring person statement is given pursuant to this section;

         (3) The number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person;

         (4)      The range of voting power, described in division
                  (Z)(1)(a), (b), or (c) of section 1701.01 of the Revised Code, under which the proposed control share acquisition would, if consummated, fall;

         (5) A description in reasonable detail of the terms of the proposed control share acquisition;

         (6) Representations of the acquiring person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

(C) Within ten days after receipt of an acquiring person statement that complies with division (B) of this section, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of voting on the proposed control share acquisition. Unless the acquiring person agrees in writing to another date, such special meeting of shareholders shall be held within fifty days after receipt by the issuing public corporation of the acquiring person statement. If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, such special meetings shall be held no sooner than thirty days after receipt by the issuing public corporation of the acquiring person statement. Such special meeting of shareholders shall be held no later than any other special meeting of shareholders that is called, after receipt by the issuing public corporation of the acquiring person statement, in compliance with section 1701.76, 1701.78, 1701.79, 1701.83, or 1701.831 of the Revised Code.

(D) Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote thereat. Such notice shall include or be accompanied by both of the following:

         (1) A copy of the acquiring person statement delivered to the issuing public corporation pursuant to this section;

         (2) A statement by the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

(E) The acquiring person may make the proposed control share acquisition if both of the following occur:

         (1) The shareholders of the issuing public corporation who hold shares as of the record date of such corporation entitling them to vote in the election of directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of such corporation in the election of directors represented at the meeting in person or by proxy, and a majority of the portion of the voting power excluding the voting power of interested shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at the special meeting if at least a majority of the voting power of the issuing public corporation in the election of directors is represented at the meeting in person or by proxy.

         (2) The acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty days following shareholder authorization of the control share acquisition.

(F) Except as expressly provided in this section, nothing in this section shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any acquiring person, any issuing public corporation, the directors of any acquiring person or issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(G) If any application of any provision of this section is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this section, and the parts and applications of this section are severable.

II.      1701.01  DEFINITIONS

As used in sections 1701.01 to 1701.98 of the Revised Code, unless the context otherwise requires:

(A) "Corporation" or "domestic corporation" means a corporation for profit formed under the laws of this state.

(B) "Foreign corporation" means a corporation for profit formed under the laws of another state, and "foreign entity" means an entity formed under the laws of another state.

(C) "State" means the United States; any state, territory, insular possession, or other political subdivision of the United States, including the District of Columbia; any foreign country or nation; and any province, territory, or other political subdivision of such foreign country or nation.

(D) "Articles" includes original articles of incorporation, certificates of reorganization, amended articles, and amendments to any of these, and, in the case of a corporation created before September 1, 1851, the special charter and any amendments to it made by special act of the general assembly or pursuant to general law.

(E) "Incorporator" means a person who signed the original articles of incorporation.

(F) "Shareholder" means a person whose name appears on the books of the corporation as the owner of shares of such corporation. Unless the articles, the regulations, or the contract of subscription otherwise provides, "shareholder" includes a subscriber to shares, whether the subscription is received by the incorporators or pursuant to authorization by the directors, and such shares shall be deemed to be outstanding shares.

(G) "Person" includes, without limitation, a natural person, a corporation, whether nonprofit or for profit, a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

(H) The location of the "principal office" of a corporation is the place named as the principal office in its articles.

(I) The "express terms" of shares of a class are the statements expressed in the articles with respect to such shares.

(J) Shares of a class are "junior" to shares of another class when any of their dividend or distribution rights are subordinate to, or dependent or contingent upon, any right of, or dividend on, or distribution to, shares of such other class.

(K) "Treasury shares" means shares belonging to the corporation and not retired that have been either issued and thereafter acquired by the corporation or paid as a dividend or distribution in shares of the corporation on treasury shares of the same class; such shares shall be deemed to be issued, but they shall not be considered as an asset or a liability of the corporation, or as outstanding for dividend or distribution, quorum, voting, or other purposes, except, when authorized by the directors, for dividends or distributions in authorized but unissued shares of the corporation of the same class.

(L) To "retire" a share means to restore it to the status of an authorized but unissued share.

(M) "Redemption price of shares" means the amount required by the articles to be paid on redemption of shares.

(N) "Liquidation price" means the amount or portion of assets required by the articles to be distributed to the holders of shares of any class upon dissolution, liquidation, merger, or consolidation of the corporation, or upon sale of all or substantially all of its assets.

(O) "Insolvent" means that the corporation is unable to pay its obligations as they become due in the usual course of its affairs.

(P) "Parent corporation" or "parent" means a domestic or foreign corporation that owns and holds of record shares of another corporation, domestic or foreign, entitling the holder of the shares at the time to exercise a majority of the voting power in the election of the directors of the other corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency; "subsidiary corporation" or "subsidiary" means a domestic or foreign corporation of which another corporation, domestic or foreign, is the parent.

(Q) "Combination" means a transaction, other than a merger or consolidation, wherein either of the following applies:

         (1) Voting shares of a domestic corporation are issued or transferred in consideration in whole or in part for the transfer to itself or to one or more of its subsidiaries, domestic or foreign, of all or substantially all the assets of one or more corporations, domestic or foreign, with or without good will or the assumption of liabilities;

         (2) Voting shares of a foreign parent corporation are issued or transferred in consideration in whole or in part for the transfer of such assets to one or more of its domestic subsidiaries.

                  "Transferee corporation" in a combination means the corporation, domestic or foreign, to which the assets are transferred, and "transferor corporation" in a combination means the corporation, domestic or foreign, transferring such assets and to which, or to the shareholders of which, the voting shares of the domestic or foreign corporation are issued or transferred.

(R) "Majority share acquisition" means the acquisition of shares of a corporation, domestic or foreign, entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency, by either of the following:

         (1) A domestic corporation in consideration in whole or in part, for the issuance or transfer of its voting shares;

         (2) A domestic or foreign subsidiary in consideration in whole or in part for the issuance or transfer of voting shares of its domestic parent.

(S) "Acquiring corporation" in a combination means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries to the transferor corporation or corporations or the shareholders of the transferor corporation or corporations; and "acquiring corporation" in a majority share acquisition means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary in consideration for shares of a domestic or foreign corporation entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation.

(T) When used in connection with a combination or a majority share acquisition, "voting shares" means shares of a corporation, domestic or foreign, entitling the holder of the shares to vote at the time in the election of directors of such corporation without regard to voting power which may thereafter exist upon a default, failure, or other contingency.

(U) "An emergency" exists when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the United States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

(V) "Constituent corporation" means an existing corporation merging into or into which is being merged one or more other entities in a merger or an existing corporation being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign, and "constituent entity" means any entity merging into or into which is being merged one or more other entities in a merger, or an existing entity being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign.

(W) "Surviving corporation" means the constituent domestic or foreign corporation that is specified as the corporation into which one or more other constituent entities are to be or have been merged, and "surviving entity" means the constituent domestic or foreign entity that is specified as the entity into which one or more other constituent entities are to be or have been merged.

(X) "Close corporation agreement" means an agreement that satisfies the three requirements of division (A) of section 1701.591 of the Revised Code.

(Y) "Issuing public corporation" means a domestic corporation with fifty or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets within this state, and as to which no valid close corporation agreement exists under division (H) of section 1701.591 of the Revised Code.

(Z)      (1)      "Control share acquisition" means the acquisition,
                  directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power as provided in this division, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of such voting power:

                  (a) One-fifth or more but less than one-third of such voting power;

                  (b) One-third or more but less than a majority of such voting power;

                  (c)      A majority or more of such voting power.

                  A bank, broker, nominee, trustee, or other person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code shall, however, be deemed to have voting power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed control share acquisition at a meeting of shareholders called under section 1701.831 of the Revised Code.

         (2) The acquisition by any person of any shares of an issuing public corporation does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code if the acquisition was or is consummated in, results from, or is the consequence of any of the following circumstances:

                  (a)      Prior to November 19, 1982;

                  (b) Pursuant to a contract existing prior to November 19, 1982;

                  (c) By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

                  (d) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

                  (e) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by shareholder vote in compliance with section 1701.78, 1701.781, or 1701.83 of the Revised Code provided the issuing public corporation is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in the combination or majority share acquisition;

                  (f) The person's being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within the same range theretofore attained by that person either in compliance with the provisions of section 1701.831 of the Revised Code or as a result solely of the issuing public corporation's purchase of shares issued by it.

                  The acquisition by any person of shares of an issuing public corporation in a manner described under division
                  (Z)(2) of this section shall be deemed a control share acquisition authorized pursuant to section 1701.831 of the Revised Code within the range of voting power under division (Z)(1)(a), (b), or (c) of this section that such person is entitled to exercise after such acquisition, provided, in the case of an acquisition in a manner described under division (Z)(2)(c) or (d) of this section, the transferor of shares to such person had previously obtained any authorization of shareholders required under section 1701.831 of the Revised Code in connection with such transferor's acquisition of shares of the issuing public corporation.

         (3) The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code from any person whose control share acquisition previously had been authorized by shareholders in compliance with section 1701.831 of the Revised Code, or from any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition but for division (Z)(2) or (3) of this section, does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of such voting power authorized pursuant to section 1701.831 of the Revised Code, or deemed to be so authorized under division (Z)(2) of this section.

(AA) "Acquiring person" means any person who has delivered an acquiring person statement to an issuing public corporation pursuant to section 1701.831 of the Revised Code.

(BB) "Acquiring person statement" means a written statement that complies with division (B) of section 1701.831 of the Revised Code.

(CC)     (1)      "Interested shares" means the shares of an issuing public
                  corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:

                  (a)      An acquiring person;

                  (b) Any officer of the issuing public corporation elected or appointed by the directors of the issuing public corporation;

                  (c) Any employee of the issuing public corporation who is also a director of such corporation;

                  (d) Any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation, or other transaction that would result in a change in control of the corporation or all or substantially all of its assets, and ending on the record date established by the directors pursuant to section 1701.45 and division (D) of section 1701.831 of the Revised Code, if either of the following applies:

                           (i)      The aggregate consideration paid or
                                    given by the person who acquired the
                                    shares, and any other persons acting in
                                    concert with the person, for all such
                                    shares exceeds two hundred fifty
                                    thousand dollars;

                           (ii) The number of shares acquired by the person who acquired the shares, and any other persons acting in concert with the person, exceeds one-half of one per cent of the outstanding shares of the corporation entitled to vote in the election of directors.

                  (e) Any person that transfers such shares for valuable consideration after the record date described in division (CC)(1)(d) of this section as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

                  (f) If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this division or section 1701.831 of the Revised Code that can be given effect without the invalid or illegal provision, and the parts and applications of this division are severable.

(DD) "Certificated security" and "uncertificated security" have the same meanings as in section 1308.01 of the Revised Code.

(EE)     "Entity" means any of the following:

         (1) A for profit corporation existing under the laws of this state or any other state;

         (2) Any of the following organizations existing under the laws of this state, the United States, or any other state:

                  (a)      A business trust or association;

                  (b)      A real estate investment trust;

                  (c)      A common law trust;

                  (d) An unincorporated business or for profit organization, including a general or limited partnership;

                  (e)      A limited liability company;

                  (f)      A nonprofit corporation.

                                                              Exhibit C
                                                              ---------

              PROCEDURES AND PRESUMPTIONS FOR SPECIAL MEETING

                                 MEMORANDUM

TO:         IVS Associates, Inspector of Election

FROM:       TRW Inc.

DATE:       March 12, 2002

RE: Special Meeting of Shareholders to be held on April 22, 2002 -- Presumptions, Procedures and Methods of Calculation for the Shareholder Votes to be taken under the Control Share
            Acquisition Statute

1. A corporation's officers and directors have the power as well as the fiduciary obligation to establish rules to conduct fair and efficient shareholder meetings and elections that are consistent with Ohio law. Section 1701.50 of the Ohio General Corporation Law authorizes the directors to appoint inspectors of election, and TRW has appointed IVS Associates as the Inspector of Election (the "Inspector"). The Board of Directors may, if it deems it appropriate, appoint a Presiding Inspector of Election (the "Presiding Inspector") to work with and oversee the Inspector. The matters set forth in this Memorandum have been developed by TRW in consultation with the Inspector in connection with its appointment as such by TRW.

2. At the Special Meeting, TRW shareholders will be asked to approve, pursuant to the Ohio Control Share Acquisition Statute, a resolution authorizing the control share acquisition proposed by Northrop Grumman. Authorization for the control share acquisition requires: (a) the affirmative vote of the holders of a majority of the voting power in the election of TRW directors represented at the Special Meeting in person or by proxy (the "First Majority Approval"); and (b) the affirmative vote of the holders of a majority of the portion of the voting power represented at the Special Meeting in person or by proxy, excluding any shares which are "interested shares," as defined under the Ohio Control Share Acquisition Statute (the "Second Majority Approval"). No other proposals or business may be proposed or conducted at the Special Meeting.

3. TRW will include a certification of eligibility, in the form of Exhibit A hereto (the "Certification of Eligibility"), on the proxy card distributed by it for the Special Meeting. TRW will request that Northrop Grumman include a conforming certification of eligibility on the proxy card distributed by Northrop Grumman for the Special Meeting. TRW will supply shareholders with a separate certification of eligibility form that shareholders using the proxy card circulated by Northrop Grumman may use to certify their eligibility (in case the proxy card distributed by Northrop Grumman does not provide a conforming certification of eligibility). TRW will request depositories, banks, brokerage houses, other institutions, nominees and fiduciaries holding shares beneficially owned by other parties (each a "Nominee") to include a conforming certification of eligibility on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such shares.

4. At the Special Meeting, the Presiding Inspector shall endeavor to determine whether the required quorum is present. Absent a definitive determination to that effect, the quorum shall be presumed to be present to allow the business of the meeting to go forward, even though the final calculation to determine whether the required quorum is present may not be completed for a number of days thereafter.

5. Whether a quorum is present for the First Majority Approval and Second Majority Approval votes will be determined in the customary way: by computing whether more than one-half the sum of all outstanding shares on the books and records of TRW as of the record date (March 28, 2002) eligible to vote are present in person or by valid proxy.

6. For quorum purposes as to both the First Majority Approval vote and Second Majority Approval vote, the total number of shares eligible to vote at the Special Meeting (T) will equal the total number of outstanding shares as of the close of business on the record date, as reported by TRW's transfer agent. Of the shares eligible to vote at the Special Meeting (T), the number present at the meeting (P[1]) will equal all such shares present in person or by proxy. For purposes of both the First Majority Approval vote and the Second Majority Approval vote, a quorum is present if P[1] > 1/2 T.

7. If the quorum requirement is not met, neither vote shall be conducted, tabulated or announced, and the control share acquisition shall be considered to have not been approved. In any such case, a majority of the shares present (even though less than a quorum) may vote to adjourn the meeting to a date not later than April 23, 2002, and at the session reconvened after adjournment, if the quorum requirement is then met, the votes could then be conducted.

8. For each share as to which the certification of eligibility on the proxy card, separate information card or ballot indicates eligibility to vote in the Second Majority Approval vote, it will be presumed that such share is eligible to be voted in the Second Majority Approval vote.

9. For each share as to which the certification of eligibility on the proxy card, separate information card or ballot does not indicate eligibility to vote in the Second Majority Approval vote, or where there is no form of certification of eligibility provided (as where a proxy card or ballot lacks a form of certification and no separate information card is provided), it will presumed that such share is ineligible to be voted in the Second Majority Approval vote.

10. For purposes of determining the eligibility of shares for the Second Majority Approval vote, the "Restricted Period" will commence on February 22, 2002, the date of the first public disclosure of Northrop Grumman's proposed acquisition, and will end on March 28, 2002, the record date for the Special Meeting. Shareholders who own shares of TRW prior to the commencement of the Restricted Period and who acquire "interested shares" during the Restricted Period for an aggregate consideration in excess of $250,000 shall be entitled to have their TRW shares acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility with respect to such shares is provided. The form of proxy/information card/ballot shall provide a means for such shareholders to indicate the number of shares acquired during the Restricted Period. If a shareholder indicates on the proxy/information card/ballot that they own "interested shares" but does not specify how many of such shares were acquired during the Restricted Period, it will be presumed that all shares represented by such proxy/information card/ballot are "interested shares."

11. It will be presumed that proxy and information card signers have truthfully and completely carried out their undertaking to supplement eligibility data in accordance therewith.

12. It will be presumed that shares present in person or by proxy, but not voted at the meeting, are held by people and entities who have determined to abstain or by brokers who are registering shares as present even though the brokers lack the authority to vote the shares at the meeting (broker non-votes).

13. If the quorum requirement is met, a vote constituting the First Majority Approval would require that the number of shares voted in favor of the proposed control share acquisition exceeds 1/2 of P[1]. Expressed algebraically, if in the First Majority Approval vote the number of shares voted "for" equals N[1], the acquisition is approved by the First Majority Approval vote if N[1] > 1/2 P[1].

14. For purposes of calculating the Second Majority Approval vote, X equals the number of shares present at the meeting as to which the certificate of eligibility on the proxy/information card/ballot is not marked indicating eligibility. The total number of shares eligible to vote at the meeting for purposes of the Second Majority Approval (P[2]) will be calculated by deducting X from P[1]. P[1] - X = P[2].

15. If the quorum requirement is met, a vote constituting the Second Majority Approval would require that the number of shares voted in favor of the proposed control share acquisition exceeds 1/2 of the number of eligible shares present (P[2]). Expressed algebraically, if in the Second Majority Approval vote the number of shares voted "for" equals N[2], the acquisition is approved by the Second Majority Approval vote if N[2] > 1/2 P[2].

16. It is presumed that TRW can conduct a fair, honest, and efficient election. There is no such thing as a perfect election.

17. It is presumed that shares of stock owned by a corporation are eligible to be voted at the Special Meeting, absent a statute or a provision in the corporation's articles of incorporation or regulations or similar governing documents to the contrary.

18. It will be presumed that TRW's transfer agent has accurately listed the names of record holders as of the record date.

19. It will be presumed that TRW's transfer agent has correctly calculated and listed the number of shares held by each such person.

20.      It will be presumed that proxies regular on their face are valid.

21. Whenever ambiguity arises in connection with a proxy/information card/ballot, presumptions and determinations shall be made in favor of enfranchising stockholders and affirming the eligibility of their shares to be voted, as opposed to disenfranchising stockholders by finding their shares ineligible to be voted. When a matter arises not covered by these rules and presumptions, validity rather than invalidity and eligibility rather than ineligibility shall be the favored presumptions.

22. It will be presumed that each signature on a proxy or information card or ballot is genuine.

23. It will be presumed that a signature made on behalf of a business entity is made by a person authorized to act for the entity.

24. It will be presumed that a signature made in a fiduciary capacity is made by a person with authority to act in that capacity.

25. It will be presumed that signatures that are hand-printed, made by rubber stamp or other mechanical device or by facsimile are valid.

26. It will be presumed that, in the case of signatures where initials or abbreviations are used in place of names of record, where names are used in place of initials in a name of record, where first and middle names or initials are added, or deleted from a name of record, where a married name is used in place of a maiden name of record, where titles are added or deleted from the name of record, or where organization indicia such as Co., Corp., Ltd., LLP and the like are added or deleted from the name of record, the proxy/information card/ballot is valid.

27. It will be presumed that a proxy/information card/ballot, if dated, was executed on the date indicated.

28. It will be presumed that undated proxy and information cards otherwise regular are valid.

29. Where a record owner submits multiple proxies/information cards/ballots, the most recent submission before the polls close will be presumed valid, to be determined by the date on the proxy/information card/ballot, or in the case of multiple proxies/information cards/ballots executed of even date by the most recent postmark or other similarly verifiable transmission date and time.

30. Where a proxy/information card/ballot is legibly signed by a record owner, it will be presumed valid even if the proxy/information card/ballot indicates no number of shares, no printed or stenciled name or address, or states any such information incorrectly, in which case the number of shares shown on the corporate records shall control.

31. Unless otherwise expressly indicated to the contrary, a proxy/information card/ballot will be presumed as intended to vote all the shares of the record owner submitting the proxy/information card/ballot.

32. It is presumed that Nominees will comply with applicable laws, including SEC rules for obtaining and reporting votes cast by the beneficial owners, by:

                  (a) correctly identifying each beneficial owner as of the record date;

                  (b) correctly computing the number of shares held by each as of the record date;

                  (c) taking all reasonable and customary steps to communicate with each beneficial owner;

                  (d)      accurately tabulating the information
                           transmitted to them from beneficial owners; and

                  (e) truthfully and accurately reporting that tabulation on an omnibus proxy.

33. Proxies/information cards/ballots transmitted by telegram, telex, telecopy or similar conveyance will be presumed valid, so long as they conform to the content of the relevant proxy/information card/ballot.

34. It will be presumed that proxies/information cards/ballots were not signed by persons who suffer a legal disability of any kind or under fraudulent or coercive circumstances.

35. It will be presumed that people who appear to vote in person are who they say they are, and are not impostors impersonating record stockholders.

36.      Notwithstanding any other provision herein:

                  (a) All proxies/information cards/ballots received from a Nominee will be counted, provided that (1) the total number of shares represented by such proxies/information cards/ballots does not exceed the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account, (2) no specific language has been added to any proxy/information card/ballot, aside from the printed language on the proxy/information card/ballot form, expressly revoking any prior proxy or proxies/information cards/ballots solicited by the same party, but any such revocation shall be given effect, and (3) a later dated proxy/information card/ballot bearing one account number or other identifying number or symbol will revoke any earlier dated proxy/information card/ballot which bears the same account number or other identifying number or symbol and shares.

                  (b) Except as provided in the following sentence, where the total number of shares represented by proxies submitted by a single Nominee exceeds the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account, the Inspector shall endeavor to procure an explanation for the overvote, as expeditiously as possible, by telephonic statement from such Nominee, as the Inspector deems appropriate, and after receiving and considering such information the Inspector shall determine the manner in which the proxies/information cards/ballots shall be voted. Notwithstanding anything herein stated, in the event of such an overvote, if all of such proxies/information cards/ballots submitted by a single Nominee are in favor of, or against, authorization of the proposed control share acquisition, such proxies/ information cards/ballots shall be deemed valid for a number of shares equal to the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account.

                  (c) A Nominee proxy/information card/ballot may be signed in the name of the Nominee as registered, without requiring the signature of an individual as a partner or as an officer.

37. Notwithstanding anything herein contained, in the absence of other ambiguity, as determined by the Inspector, a Nominee proxy which does not specify a designated number of shares shall be valid for the sum of (A) the total number of shares registered in the name of such Nominee and (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account.

38. The truth and accuracy of any certification of eligibility used as the basis for making any calculation hereunder for the Special Meeting may be challenged by evidence deemed competent and reliable by the Presiding Inspector which is timely submitted prior to the certification of the vote, in which case the eligibility of any share to be voted will be determined by the Presiding Inspector as provided below. Besides any such extrinsic evidence mentioned in the preceding sentence or elsewhere herein, in light of R.C. Section 1701.01(CC), if the classification of a share as "interested" or as not "interested" is called into question by a timely challenge supported by competent and reliable evidence, the Presiding Inspector shall undertake such inquiry as the Presiding Inspector deems appropriate to resolve the matter in the light of Sections 1701.01(CC), 1701.50, and 1701.831 of the Ohio General Corporation Law, the books and records of TRW, and this Memorandum, unless otherwise provided by Ohio law. All challenges, regardless of nature, are to be determined by the Presiding Inspector in consultation with the Inspector. In the event that no Presiding Inspector is appointed, all decisions, determinations and inquiries required to be made by the Presiding Inspector hereunder shall be made by the Inspector. TRW will request the Inspector to conduct the review and tabulation of proxies as expeditiously as possible so that the results of the vote may be determined at the earliest practicable date. Any matter not expressly covered by this Memorandum shall be dealt with in accordance with Ohio law.

                         EXHIBIT A TO STATEMENT OF
                        PROCEDURES AND PRESUMPTIONS
                        ---------------------------

                  CERTIFICATION AS TO ELIGIBILITY TO VOTE
                  ---------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the Control Share acquisition be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares." For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

         1.       Northrop;

         2. Any officer of TRW elected or appointed by the directors of TRW;

         3.       Any employee of TRW who is also a director of TRW;

         4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired such TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

         5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

         As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

                  [   ]   "Interested Shares" as defined in the Ohio
                  Control Share Acquisition Statute.

                           If you own "Interested Shares" because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002 (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February 22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.
                           Number of shares owned prior to February 22, 2002: __________________.

                           If you checked the "Interested Shares" box but did not indicate how many eligible voting shares you own that were purchased prior to February 22, 2002, all of your shares will be considered "Interested Shares" and therefore will not be eligible to vote in connection with the Second Majority Approval at the Special Meeting.

                  [ ] not "Interested Shares" as defined in the Ohio Control Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this proxy card are "Interested Shares" the shares represented by this proxy will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

         By signing on the reverse side, you (a) instruct that the shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your shares are "Interested Shares" as defined in the Ohio Control Share Acquisition Statute; and (c) undertake to notify TRW if at any time after March 28, 2002 (the record date) you transfer TRW shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

                                 IMPORTANT


Your vote is important! No matter how many TRW shares you own, please give your Board of Directors your support and your vote by signing, dating and mailing the enclosed GOLD proxy card in the postage paid envelope provided. Please be sure to read the certification included on the reverse side of the GOLD proxy card and to mark the appropriate box indicating whether you are a holder of Interested Shares.

If you have any questions, or need any assistance in voting your TRW shares or determining whether you are a holder of Interested Shares, please contact Georgeson Shareholder Communications Inc., at the address or phone numbers set forth below. If any TRW shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such TRW shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and advise them to vote AGAINST the Control Share Acquisition proposal.

                 Georgeson Shareholder Communications Inc.
                              17 State Street
                                 10th Floor
                             New York, NY 10004
                       Call Toll-Free: (866) 649-8030

      REVISED PRELIMINARY COPY, SUBJECT TO COMPLETION, MARCH 27, 2002
                          [FORM OF PROXY - FRONT]
                                   PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TRW FOR THE SPECIAL MEETING OF SHAREHOLDERS OF TRW INC.

              UNDER SECTION 1701.831 OF THE OHIO REVISED CODE

         The undersigned hereby appoints _____________, ___________ and ____________, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all of the outstanding shares of

         o        Common Stock, par value $0.625 per share, of TRW Inc.
                  ("TRW");

         o Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, without par value, of TRW; and

         o Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, without par value, of TRW that the undersigned is entitled to vote, and with all the power that the undersigned would possess, if personally present, at the Special Meeting of TRW shareholders to be held on April 22, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

         ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman Corporation of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

                  |_| FOR |_| AGAINST |_| ABSTAIN

           YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    AGAINST THE PROPOSAL SET FORTH ABOVE

         In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. If no instructions are given, this proxy will be voted AGAINST the proposal.

                                            All previous proxies given by
                                            the undersigned to vote at the
                                            Special Meeting or at any
                                            adjournment or postponement
                                            thereof are hereby revoked.





__________________________ Date: ________________, 2002
(Signature)

____________________________
(Signature, if jointly held)

____________________________
(Title)

NOTE: Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officer(s). If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).

         Please be sure to read the certification included on the reverse side of this proxy card and to mark the appropriate box indicating whether you are a holder of "Interested Shares."

                        [PROXY CONTINUED ON REVERSE]

                         [FORM OF PROXY - REVERSE]
                  CERTIFICATION AS TO ELIGIBILITY TO VOTE
                  ---------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the Control Share acquisition be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares." For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

         1.       Northrop;

         2. Any officer of TRW elected or appointed by the directors of TRW;

         3.       Any employee of TRW who is also a director of TRW;

         4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired such TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

         5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

         As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

                  [ ] "Interested Shares" as defined in the Ohio Control Share Acquisition Statute.

                           If you own "Interested Shares" because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002 (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February 22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

                           Number of shares owned prior to February 22, 2002: __________________.

                           If you checked the "Interested Shares" box but did not indicate how many eligible voting shares you own that were purchased prior to February 22, 2002, all of your shares will be considered "Interested Shares" and therefore will not be eligible to vote in connection with the Second Majority Approval at the Special Meeting.

                  [ ] not "Interested Shares" as defined in the Ohio Control Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this proxy card are "Interested Shares" the shares represented by this proxy will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

         By signing on the reverse side, you (a) instruct that the shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your shares are "Interested Shares" as defined in the Ohio Control Share Acquisition Statute; and (c) undertake to notify TRW if at any time after March 28, 2002 (the record date) you transfer TRW shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

                                                             PRELIMINARY COPY
                                                             ----------------

    [FORM OF UNITED STATES PLAN PARTICIPANT VOTING INSTRUCTIONS - FRONT]
    --------------------------------------------------------------------

            CONFIDENTIAL VOTING INSTRUCTIONS TO THE CO-TRUSTEES
        (THE "TRUSTEES") UNDER THE TRW EMPLOYEE STOCK OWNERSHIP AND
                         SAVINGS PLAN (THE "PLAN")

         Your vote is important! Please sign and date this voting instruction card and return it promptly to the Trustees in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by the Trustees, it must be received by the Trustees no later than the close of business on April [_], 2002.

         These voting instructions are solicited on behalf of the Board of Directors of TRW.

         The undersigned, as a named fiduciary, hereby instructs the Trustees to vote all shares of TRW Inc. ("TRW") common stock, par value $0.625 per share, that are allocated to the undersigned's account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

         ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman Corporation of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

                         |_| FOR |_| AGAINST |_| ABSTAIN

         In their discretion and in accordance with the Plan, the Trustees are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. The shares allocated to your account will be voted as instructed unless the Trustees determine that such instructions are not proper or are contrary to the Employee Retirement Income Security Act of 1974, as amended.

         If (1) the Trustees determine they cannot follow your instructions, (2) you do not return this card or (3) the front of this card is not properly completed, the Trustees will vote the shares allocated to your account in accordance with their fiduciary judgment.

         Please be sure to read the certification included on the reverse side of this voting instruction card and to mark the appropriate box indicating whether or not you are a holder of "Interested Shares."

         PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, ONLY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEES WILL SEE THESE CONFIDENTIAL VOTING INSTRUCTIONS.

                  ________________________________________
                       Signature
                  Print Name:  ___________________________

                  Social Security Number _________________

                  Dated: _____________________, 2002

                 [VOTING INSTRUCTION CONTINUED ON REVERSE]

       [FORM OF U.S. PLAN PARTICIPANT VOTING INSTRUCTIONS - REVERSE]
       -------------------------------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares". For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

                  1.  Northrop;

                  2. Any officer of TRW elected or appointed by the directors of TRW;

                  3.  Any employee of TRW who is also a director of TRW;

                  4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

                  5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:

                  [   ] "Interested Shares" as defined in the Ohio Control
                  Share Acquisition Statute.

                           If you own "Interested Shares" because you
                           acquired more than $250,000 of TRW shares or
                           more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002
                           (the record date for the Special Meeting),
                           please indicate in the following space the
                           number of shares you acquired prior to February 22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.
                           Number of shares owned prior to February 22, 2002
                           ___________________________.

                  [   ] not "Interested Shares" as defined in the Ohio
                  Control Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this voting instruction card are "Interested Shares," the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

                                                          PRELIMINARY COPY
                                                          ----------------

         [FORM OF UK PLAN PARTICIPANT VOTING INSTRUCTIONS - FRONT]
         ---------------------------------------------------------

    CONFIDENTIAL VOTING INSTRUCTIONS TO THE FIDUCIARY (THE "FIDUCIARY") UNDER THE TRW UK SHARE PURCHASE PLAN (THE "PLAN") OF TRW INC ("TRW").

         Your vote is important! Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by the Fiduciary, it must be received by the Fiduciary no later than the close of business on April , 2002.

         These voting instructions are solicited on behalf of the Board of Directors of TRW.

         The undersigned hereby directs the Fiduciary to vote all shares of TRW common stock, par value $0.625 per share, that are allocated to the undersigned's account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

         ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman Corporation of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

                  |_| FOR |_| AGAINST |_| ABSTAIN

           YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    AGAINST THE PROPOSAL SET FORTH ABOVE

In its discretion and in accordance with the Plan, the Fiduciary is authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. The shares allocated to your account will be voted as directed, but, if no instructions are specified your shares will not be voted. If (i) the Fiduciary determines that it cannot follow your instructions, (ii) you do not return this card, or (iii) the front of this card is not properly completed, your shares will not be voted.

         Please be sure to read and complete the certification included on the reverse side of this voting instruction card and to mark the appropriate box indicating whether you are a holder of "Interested Shares."

         PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE FIDUCIARY.

                  Signature _________________________________
                  Print Name_________________________________


                  Dated: ____________, 2002

                 [VOTING INSTRUCTION CONTINUED ON REVERSE]

  [FORM OF UNITED KINGDOM PLAN PARTICIPANT VOTING INSTRUCTIONS - REVERSE]
  -----------------------------------------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares". For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

                  1.  Northrop;

                  2. Any officer of TRW elected or appointed by the directors of TRW;

                  3.  Any employee of TRW who is also a director of TRW;

                  4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

                  5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:

                  [   ] "Interested Shares" as defined in the Ohio Control
                  Share Acquisition Statute.

                           If you own "Interested Shares" because you
                           acquired more than $250,000 of TRW shares or
                           more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002
                           (the record date for the Special Meeting),
                           please indicate in the following space the
                           number of shares you acquired prior to February 22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.
                           Number of shares owned prior to February 22, 2002
                           ___________________________.


                  [   ] not "Interested Shares" as defined in the Ohio
                  Control Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this voting instruction card are "Interested Shares," the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

                                                         PRELIMINARY COPY
                                                         ----------------

      [FORM OF CANADIAN PLAN PARTICIPANT VOTING INSTRUCTIONS - FRONT]
      ---------------------------------------------------------------

   CONFIDENTIAL VOTING INSTRUCTIONS TO CLARICA TRUST COMPANY ("CLARICA")

 UNDER THE TRW CANADA STOCK SAVINGS PLAN (THE "PLAN") OF TRW INC ("TRW").

         Your vote is important! Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by Clarica, it must be received by Clarica no later than the close of business on April 17, 2002.

         These voting instructions are solicited on behalf of the Board of Directors of TRW.

         The undersigned hereby directs Clarica to vote all shares of TRW common stock, par value $0.625 per share, that are allocated to the undersigned's account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

         ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman Corporation of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

                   |_| FOR |_| AGAINST |_| ABSTAIN

           YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    AGAINST THE PROPOSAL SET FORTH ABOVE

In its discretion and in accordance with the Plan, Clarica is authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. The shares allocated to your account will be voted as directed above. If your signed voting instructions are received on or prior to April 17, 2002, but no selection has been made, then Clarica will vote your shares AGAINST the proposal. If no voting instruction card is returned, Clarica will not vote your shares.

         Please be sure to read and complete the certification included on the reverse side of this voting instruction card and to mark the appropriate box indicating whether you are a holder of "Interested Shares."

         PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY CLARICA.

                    __________________________________
                                 Signature

                    Dated: ____________, 2002

                 [VOTING INSTRUCTIONS CONTINUED ON REVERSE]

     [FORM OF CANADIAN PLAN PARTICIPANT VOTING INSTRUCTIONS - REVERSE]
     -----------------------------------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares." For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

                  1.       Northrop;

                  2. Any officer of TRW elected or appointed by the directors of TRW;

                  3. Any employee of TRW who is also a director of TRW;

                  4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

                  5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:


                  [   ] "Interested Shares" as defined in the Ohio Control
                  Share Acquisition Statute.

                           If you own "Interested Shares" because you
                           acquired more than $250,000 of TRW shares or
                           more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002
                           (the record date for the Special Meeting),
                           please indicate in the following space the
                           number of shares you acquired prior to February 22, 2002, which therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.
                           Number of shares owned prior to February 22, 2002
                           ___________________________.

                  [   ] not "Interested Shares" as defined in the Ohio
                  Control Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this voting instruction card are "Interested Shares," the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

      REVISED PRELIMINARY COPY, SUBJECT TO COMPLETION, MARCH 27, 2002


                       [LETTER TO BANKS AND BROKERS]
                    SPECIAL MEETING VOTING INSTRUCTIONS
                    -----------------------------------

                                  TRW INC.

                   Voting Procedures - Beneficial Owners

To All Banks, Brokers and Nominees:

         Enclosed is the Proxy Statement of TRW Inc. ("TRW") dated March _, 2002, (the "Proxy Statement") for the Special Meeting of Shareholders to be held on April 22, 2002 (the "Special Meeting"). TRW shareholders (i) who were holders of record as of March 28, 2002 (the record date) of shares of the following classes (the "Voting Shares"):

         o        Common Stock, par value $0.625 per share, of TRW;

         o Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, without par value per share, of TRW; or

         o Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, without par value per share, of TRW

AND (ii) who certify the eligibility of such Voting Shares under the criteria set forth in Exhibit A hereto (the "Eligibility Criteria"), will be entitled to have their eligible Voting Shares voted in determining whether the acquisition of TRW shares pursuant to the Offer to Exchange of Northrop Grumman Corporation, dated March 4, 2002 (the "Control Share Acquisition"), has been authorized by the Second Majority Approval (as defined in the Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code. All holders of Voting Shares as of the record date will be entitled to have their shares voted in determining whether the Control Share Acquisition has been authorized by the First Majority Approval (as defined in the Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code.

         To enable TRW to tabulate the voting by beneficial owners of Voting Shares held in your name, a special GOLD proxy card (which includes a related certification of eligibility) has been prepared for use in tabulating the number of shares that are eligible to be voted in determining whether the Control Share Acquisition has received the Second Majority Approval. On this card, the beneficial owner must certify whether or not such person's Voting Shares meet the Eligibility Criteria. If some but not all of its shares fail to meet the Eligibility Criteria (such Voting Shares which do not meet the Eligibility Criteria being referred to herein as "Interested Shares"), the beneficial owner must certify the number of Voting Shares that are not Interested Shares. If the beneficial owner does not make a certification, or fails to specify the number of such owner's Voting Shares that are not Interested Shares, all of such beneficial owner's Voting Shares shall be deemed to be Interested Shares. Such beneficial owner must by the same signature give instructions as to the voting of the shares it beneficially owns.

         Shareholders who both (i) beneficially own Voting Shares that are Interested Shares because they were acquired during the period commencing on February 22, 2002, the date of the first public disclosure of Northrop Grumman's proposed acquisition, and ending on March 28, 2002, the record date for the Special Meeting (the "Restricted Period") for an aggregate consideration in excess of $250,000 and (ii) own Voting Shares that are not Interested Shares because they were acquired prior to the Restricted Period and otherwise meet the Eligibility Criteria shall be eligible to have such non-Interested Shares voted in determining whether the Second Majority Approval has been obtained only if an appropriate certification of eligibility with respect to such shares, as described above, is provided.

         If you are a bank, broker or other nominee who holds TRW shares for a beneficial owner of the TRW shares, you should look through to the person who has the power "to exercise or direct the exercise of the vote" with respect to TRW shares at the Special Meeting in determining whether such shares acquired during the Restricted Period are Interested Shares.

         Under Ohio law, all TRW shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.

         Furthermore, TRW shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of TRW shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For example, in the case of a person who buys $1,000,000 worth of TRW shares during the relevant period, then sells $800,000 worth of TRW shares during that period, all of such person's TRW shares acquired during that period and still owned as of the Record Date are Interested Shares.

         The Ohio Control Share Acquisition Statute requires that TRW shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that TRW shares are entitled to be voted by more than one person, or two or more persons share voting power, all of such TRW shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

         NORTHROP HAS ADVISED THE COMPANY THAT ITS BLUE PROXY CARD WILL CONTAIN A CERTIFICATION OF ELIGIBILITY SIMILAR TO THE ONE CONTAINED IN TRW'S GOLD PROXY CARD. The same requirements that shareholders provide a certification of eligibility and the same presumptions that apply to TRW shares represented by TRW's GOLD proxy cards will apply to Northrop's BLUE proxy cards.

If you are a broker, do not certify the eligibility of Voting Shares without receiving the certification from your client or customer. Only the beneficial owner can certify the eligibility of Voting Shares represented by the GOLD Proxy Card.

If you are a bank, you may wish to follow your usual procedures and furnish the GOLD Proxy Card to the beneficial owner. The beneficial owner will vote his beneficial ownership, including completion of the certificate of eligibility.

March _, 2002